EXHIBIT 99.1
                                 ------------

                            Computational Materials


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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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                            Computational Materials


                                 $349,992,000
                                 Approximately

                      Morgan Stanley Mortgage Loan Trust
                                Series 2004-6AR
                                    Group I


                      Mortgage Pass-Through Certificates












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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                    Page 1

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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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                      COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed
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applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for
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projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or
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respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

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Additionally, transfers of any such securities or instruments may be limited
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under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).






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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                    Page 2

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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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                          Approximately $ 349,992,000
                Morgan Stanley Mortgage Capital Series 2004-6AR

                         Morgan Stanley Capital I Inc.
                                   Depositor

                    Wells Fargo Bank, National Association
                                Master Servicer

                            Transaction Highlights
                            ----------------------

     -----------------------------------------------------------------------------------------------------------------------------
                                                            Avg Life to                                Initial /Target
     Offered                             Expected Ratings     Call /      Payment Window To Call /      Subordination
     Classes  Description    Balance(3)  (S&P / Moody's)    Mty(1)(2)            Mty(1)(2)                   Level     Benchmark
     =============================================================================================================================

      I-A       Floater     331,618,000      AAA/Aaa       3.24/3.53  08/2004-02/2013/08/2004-09/2023    5.25%/5.75%  1 Mo. LIBOR
     -----------------------------------------------------------------------------------------------------------------------------
      I-M-1     Floater       7,700,000       AA/Aa2       5.61/5.93  08/2007-02/2013/08/2007-02/2016    3.05%/3.55%  1 Mo. LIBOR
     -----------------------------------------------------------------------------------------------------------------------------
      I-M-2     Floater       6,300,000        A/A2        5.55/5.61  08/2007-02/2013/08/2007-05/2014    1.25%/1.75%  1 Mo. LIBOR
     -----------------------------------------------------------------------------------------------------------------------------
      I-M-3     Floater       1,750,000        A-/A3       5.10/5.10  08/2007-10/2011/08/2007-10/2011    0.75%/1.25%  1 Mo. LIBOR
     -----------------------------------------------------------------------------------------------------------------------------
      I-B-1     Floater       1,400,000      BBB+/Baa1     4.57/4.57  08/2007-07/2010/08/2007-07/2010    0.35%/0.85%  1 Mo. LIBOR
     -----------------------------------------------------------------------------------------------------------------------------
      I-B-2     Floater       1,224,000      BBB/Baa2      3.59/3.59  08/2007-02/2009/08/2007-02/2009    0.00%/0.50%  1 Mo. LIBOR
     -----------------------------------------------------------------------------------------------------------------------------

Notes:  (1) Certificates are priced to the 10% optional clean-up call.
-----   (2) Based on the pricing prepayment speed. See details below.
        (3) Bond sizes subject to a variance of plus or minus 5%.

     Issuer:                            Morgan Stanley Mortgage Loan Trust Series 2004-6AR.

     Depositor:                         Morgan Stanley Capital I Inc.

     Top Contributors:                  Morgan Stanley Mortgage Capital                                                44.10%
                                        GreenPoint Mortgage Funding Inc.                                               36.26%
                                        MILA, Inc.                                                                      9.52%
                                        US Bank, N.A.                                                                   3.43%
                                        Resource Bancshares Mortgage Group, Inc.                                        3.38%
                                        Others                                                                          3.31%

     Master Servicer:                   Wells Fargo Bank, National Association

     Trustee:                           Deutsche Bank National Trust Company.

     Managers:                          Morgan Stanley (lead manager)

     Rating Agencies:                   Standard & Poor's and Moody's Investors Service.

     Offered Certificates:              The Class I-A, I-M-1, I-M-2, I-M-3, I-B-1 and I-B-2 Certificates.

     Expected Closing Date:             July 30, 2004 through DTC and Euroclear or Clearstream. The Certificates will be sold without accrued interest.

     Cut-off Date:                      July 1, 2004

     Distribution Dates:                The 25th of each month, or if such day is not a business day, on the next business day, beginning August 25, 2004.






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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                    Page 3

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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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
     Final Scheduled                    The Distribution Date occurring in July 2034.
     Distribution Date:

     Due Period:                        For any Distribution Date, the calendar month preceding the month in which the
                                        Distribution Date occurs.

     Interest Accrual Period:           The interest accrual period for the Offered Certificates with respect to any
                                        Distribution Date will be the period beginning with the previous Distribution
                                        Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current Distribution Date (on an actual/360 day count basis).

     Group I Mortgage Loans:            The Trust will consist of multiple groups of collateral to be offered as securities at various times in the future. The Offered Certificates herein represent interest in the "Group I Mortgage Loans." As of the Cut-off Date, the
                                        "Group I Mortgage Loans" consist of 1,419 adjustable and fixed rate residential, first-lien mortgage loans. The principal balance of the "Group I Mortgage Loans"
                                        as of the Cut-off Date will be approximately $349,992,654.

     Cross Collateralization:           In certain limited circumstances, principal and interest collected from any of the loan groups (other than the Group I Mortgage Loans) may be used to pay principal or interest, or both, to certificates unrelated to that loan group.

     Pricing Prepayment                 o   Fixed Rate Mortgage Loans: CPR starting at 4% CPR in month 1 and increasing to
     Speed:                             18% CPR in month 12 (14%/11 increase for each month), and remaining at 18% CPR thereafter
                                        o   ARM Mortgage Loans: 25% CPR

     Credit Enhancement:                The Offered Certificates are credit enhanced by:
                                        1)  Net monthly excess cashflow from the Mortgage Loans,
                                        2)  Overcollateralization amount which will be 0.50% as of Cut-off Date Balance
                                            (building from 0.00%). On and after the Step-down Date overcollateralization will be 0.50%, based on the aggregate principal balance of the Group I
                                            Mortgage Loans as of the Cut-off date.

     Senior Enhancement                 For any Distribution Date, the percentage obtained by dividing (x) the aggregate
     Percentage:                        Certificate Principal Balance of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal
                                        Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due
                                        Period.

     Step-down Date:                    The later to occur of:
                                        (x) The earlier of:
                                            (a) The Distribution Date occurring in August 2007; and
                                            (b) The Distribution Date on which the aggregate balance of the Class I-A
                                                Certificates is zero; and
                                        (y) The first Distribution Date on which the Senior Enhancement Percentage
                                            (calculated for this purpose only after taking into account payments of principal on the Group I Mortgage Loans on the last day of the related
                                            Due Period but prior to principal distributions to the Offered Certificates on the applicable Distribution Date) is greater than or equal to approximately 11.50%.

     Trigger Event:                     Either a Delinquency Trigger Event or a Cumulative Loss Trigger Event.

     Delinquency Trigger                A Delinquency Trigger Event is in effect on any Distribution Date if on that
     Event:                             Distribution Date the 60 Day+ Rolling Average equals or exceeds 42.50% of the prior period's Senior Enhancement Percentage. The 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Group I Mortgage Loans that are
                                        60 or more days delinquent.


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                    Page 4

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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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
     Cumulative Loss Trigger            A Cumulative Loss Trigger Event is in effect on any Distribution Date if the
     Event:                             aggregate amount of Realized Losses incurred on the Group I Mortgage loans since the Cut-off Date through the last day of the related prepayment period divided by the aggregate Stated Principal Balance of the Group I Mortgage Loans
                                        as of the Cut-off Date exceeds the applicable percentages described below with respect to such distribution date:

                                        Months 37 - 48             0.75% for the first month, plus an additional 1/12th
                                                                   of 0.25% for each month thereafter
                                        Months 49 - 60             1.00% for the first month, plus an additional 1/12th
                                                                   of 0.25% for each month thereafter
                                        Months 61 - 72             1.25% for the first month, plus an additional 1/12th
                                                                   of 0.25% for each month thereafter
                                        Months 73 - thereafter     1.50%


     Initial/Target                     Class I-A:                 5.25%/5.75%
     Subordination                      Class I-M-1:               3.05%/3.55%
     Percentage:                        Class I-M-2:               1.25%/1.75%
                                        Class I-M-3:               0.75%/1.25%
                                        Class I-B-1:               0.35%/0.85%
                                        Class I-B-2:               0.00%/0.50%

     Optional Clean-up Call:            When the current aggregate principal balance of the Group I Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Group I
                                        Mortgage Loans as of the Cut-off Date.

     Step-up Coupons:                   For all Offered Certificates the coupon will increase after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class I-A Certificates and by 1.5x on all
                                        other Certificates after the first distribution date on which the Optional
                                        Clean-up Call is exercisable.

     Class I-A Pass-Through             The Class I-A Certificates will accrue interest at a variable rate equal to
     Rate:                              the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii)
                                        the WAC Cap.

     Class I-M-1 Pass-Through           The Class I-M-1 Certificates will accrue interest at a variable rate equal to
     Rate:                              the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii)
                                        the WAC Cap.

     Class I-M-2 Pass-Through           The Class I-M-2 Certificates will accrue interest at a variable rate equal to
     Rate:                              the lesser of (i) one- month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii)
                                        the WAC Cap.

     Class I-M-3 Pass-Through           The Class I-M-3 Certificates will accrue interest at a variable rate equal to
     Rate:                              the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii)
                                        the WAC Cap.

     Class I-B-1 Pass-Through           The Class I-B-1 Certificates will accrue interest at a variable rate equal to
     Rate:                              the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii)
                                        the WAC Cap.

     Class I-B-2 Pass-Through           The Class I-B-2 Certificates will accrue interest at a variable rate equal to
     Rate:                              the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii)
                                        the WAC Cap.




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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                    Page 5

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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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WAC Cap:                                  As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less master servicing, servicing, and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest
                                          Accrual Period.

Class I-A, I-M-1, I-M-2, I-M-3,           As to any Distribution Date, the supplemental interest amount for each of the
I-B-1 and I-B-2 Basis Risk                Class I-A, I-M-1, I-M-2, I-M-3, I-B-1 and I-B-2 Certificates will equal the
Carry Forward Amounts:                    sum of:
                                          (i) The excess, if any, of interest that would otherwise be due on such
                                              Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                                          (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
                                          (iii) Interest on the amount in clause (ii) at the Certificates' applicable
                                              Pass-Through Rate (without regard to the WAC Cap).

Interest Distributions on                 On each Distribution Date and after payments of master servicing, servicing
Offered Certificates:                     and other expenses, interest distributions from the Interest Remittance Amount will be allocated as follows:
                                          (i) To the Class I-A Certificates, its Accrued Certificate Interest and any
                                              unpaid interest shortfall amounts, other than basis risk, for such class;
                                          (ii) To the Class I-M-1 Certificates, its Accrued Certificate Interest;
                                          (iii) To the Class I-M-2 Certificates, its Accrued Certificate Interest;
                                          (iv) To the Class I-M-3 Certificates, its Accrued Certificate Interest;
                                          (v) To the Class I-B-1 Certificates, its Accrued Certificate Interest; and
                                          (vi) To the Class I-B-2 Certificates, its Accrued Certificate Interest.



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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Principal Distributions on                On each Distribution Date (a) prior to the Stepdown Date or (b) on which a
Offered Certificates:                     Trigger Event is in effect, principal distributions from the Principal
                                          Distribution Amount will be allocated as follows:
                                          (i)   to the Class I-A Certificates, until the Certificate Principal Balance thereof have been reduced to zero;
                                          (ii)  to the Class I-M-1 Certificates, until the Certificate Principal
                                                Balance thereof has been reduced to zero;
                                          (iii) to the Class I-M-2 Certificates, until the Certificate Principal
                                                Balance thereof has been reduced to zero;
                                          (iv)  to the Class I-M-3 Certificates, until the Certificate Principal
                                                Balance thereof has been reduced to zero;
                                          (v)   to the Class I-B-1 Certificates, until the Certificate Principal
                                                Balance thereof has been reduced to zero; and
                                          (vi)  to the Class I-B-2 Certificates, until the Certificate Principal
                                                Balance thereof has been reduced to zero;

                                          On each Distribution Date (a) on or after the Stepdown Date and (b) on which a
                                          Trigger Event is not in effect, the principal distributions from the Principal
                                          Distribution Amount will be allocated as follows:
                                          (i)   to the Class I-A Certificates, the lesser of the Principal
                                                Distribution Amount and the Class I-A Principal Distribution Amount,
                                                until the Certificate Principal Balance thereof have been reduced to zero;
                                          (ii)  to the Class I-M-1 Certificates, the lesser of the remaining Principal
                                                Distribution Amount and the Class I-M-1 Principal Distribution Amount,
                                                until the Certificate Principal Balance thereof has been reduced to zero;
                                          (iii) to the Class I-M-2 Certificates, the lesser of the remaining Principal
                                                Distribution Amount and the Class I-M-2 Principal Distribution Amount,
                                                until the Certificate Principal Balance thereof has been reduced to zero;
                                          (iv)  to the Class I-M-3 Certificates, the lesser of the remaining Principal
                                                Distribution Amount and the Class I-M-3 Principal Distribution Amount,
                                                until the Certificate Principal Balance thereof has been reduced to zero;
                                          (v)   to the Class I-B-1 Certificates, the lesser of the remaining Principal
                                                Distribution Amount and the Class I-B-1 Principal Distribution Amount,
                                                until the Certificate Principal Balance thereof has been reduced to zero; and
                                          (vi)  to the Class I-B-2 Certificates, the lesser of the remaining Principal
                                                Distribution Amount and the Class I-B-2 Principal Distribution Amount,
                                                until the Certificate Principal Balance thereof has been reduced to zero.

Class I-A Interest Rate Cap:              Beginning on the first Distribution Date, and for a period of 99 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class I-A Certificates.

                                          For its duration, the Class I-A Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis)
                                          and (ii) the Class I-A Interest Rate Cap Notional Balance ("the Class I-A
                                          Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class I-A Interest Rate                   The Class I-A Interest Rate Cap Payment shall be available to pay any Basis
Cap Payment Allocation:                   Risk Carry Forward Amount due to the Class I-A Certificates.

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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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Class I-M-1 Interest Rate Cap:            Beginning on the first Distribution Date, and for a period of 99 months thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class I-M-1 Certificates.

                                          For its duration, the Class I-M-1 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis)
                                          and (ii) the Class I-M-1 Interest Rate Cap Notional Balance ("the Class I-M-1
                                          Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class I-M-1 Interest Rate                 The Class I-M-1 Interest Rate Cap Payment shall be available to pay any Basis
Cap Payment Allocation:                   Risk Carry Forward Amount due to the Class I-M-1 Certificates.

Class I-M-2 Interest Rate                 Beginning on the first Distribution Date, and for a period of 99 months
Cap:                                      thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class I-M-2 Certificates.

                                          For its duration, the Class I-M-2 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis)
                                          and (ii) the Class I-M-2 Interest Rate Cap Notional Balance ("the Class I-M-2
                                          Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class I-M-2 Interest Rate                 The Class I-M-2 Interest Rate Cap Payment shall be available to pay any Basis
Cap Payment Allocation:                   Risk Carry Forward Amount due to the Class I-M-2 Certificates.

Class I-M-3 Interest Rate                 Beginning on the first Distribution Date, and for a period of 81 months
Cap:                                      thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class I-M-3 Certificates.

                                          For its duration, the Class I-M-3 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis)
                                          and (ii) the Class I-M-3 Interest Rate Cap Notional Balance ("the Class I-M-3
                                          Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class I-M-3 Interest Rate                 The Class I-M-3 Interest Rate Cap Payment shall be available to pay any Basis
Cap Payment Allocation:                   Risk Carry Forward Amount due to the Class I-M-3 Certificates.

Class I-B-1 Interest Rate                 Beginning on the first Distribution Date, and for a period of 66 months
Cap:                                      thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class I-B-1 Certificates.

                                          For its duration, the Class I-B-1 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis)
                                          and (ii) the Class I-B-1 Interest Rate Cap Notional Balance ("the Class I-B-1
                                          Interest Rate Cap Payment") as described on the schedule herein (iii) 100.


Class I-B-1 Interest Rate                 The Class I-B-1 Interest Rate Cap Payment shall be available to pay any Basis
Cap Payment Allocation:                   Risk Carry Forward Amount due to the Class I-B-1 Certificates.

Class I-B-2 Interest Rate                 Beginning on the first Distribution Date, and for a period of 91 months
Cap:                                      thereafter, an Interest Rate Cap will be entered into by the Trust for the benefit of the Class I-B-2 Certificates.

                                          For its duration, the Class I-B-2 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis)
                                          and (ii) the Class I-B-2 Interest Rate Cap Notional Balance ("the Class I-B-2
                                          Interest Rate Cap Payment") as described on the schedule herein (iii) 100.

Class I-B-2 Interest Rate                 The Class I-B-2 Interest Rate Cap Payment shall be available to pay any Basis
Cap Payment Allocation:                   Risk Carry Forward Amount due to the Class I-B-2 Certificates.

------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 8


------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


Allocation of Net Monthly                 For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as
Excess Cashflow:                          follows:
                                          (i)     to pay the holders of the Offered Certificates in respect of principal
                                                  (in the order of priority as described above under "Principal
                                                  Distributions on the Offered Certificates"), until the target overcollateralization amount has been achieved,
                                          (ii)    to the Class I-M-1 Certificates, the unpaid interest shortfall amount;
                                          (iii)   to the Class I-M-1 Certificates, the allocated unreimbursed realized loss amount;
                                          (iv)    to the Class I-M-2 Certificates, the unpaid interest shortfall amount;
                                          (v)     to the Class I-M-2 Certificates, the allocated unreimbursed realized loss amount;
                                          (vi)    to the Class I-M-3 Certificates, the unpaid interest shortfall amount;
                                          (vii)   to the Class I-M-3 Certificates, the allocated unreimbursed realized loss amount;
                                          (viii)  to the Class I-B-1 Certificates, the unpaid interest shortfall amount;
                                          (ix)    to the Class I-B-1 Certificates, the allocated unreimbursed realized loss amount;
                                          (x)     to the Class I-B-2 Certificates, the unpaid interest shortfall amount;
                                          (xi)    to the Class I-B-2 Certificates, the allocated unreimbursed realized loss amount;
                                          (xii)   to any Class I-A Basis Risk Carry Forward Amount to the Class I-A
                                                  Certificates; and
                                          (xiii)  sequentially, to Classes I-M-1, I-M-2, I-M-3, I-B-1 and I-B-2
                                                  Certificates, in such order, any Basis Risk Carry Forward Amount for such classes.

Interest Remittance                       For any Distribution Date, the portion of available funds for such
Amount:                                   Distribution Date attributable to interest received or advanced on the Group I
                                          Mortgage Loans.

Accrued Certificate                       For any Distribution Date and each class of the Offered Certificates, equals
Interest:                                 the amount of interest accrued during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers' Civil
                                          Relief Act or similar state law allocated to such class.

Principal Distribution                    On any Distribution Date, the sum of (i) the Basic Principal Distribution
Amount:                                   Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal                           On any Distribution Date, the excess of (i) the aggregate principal remittance
Distribution Amount:                      amount over (ii) the Excess Subordinated Amount, if any.

Net Monthly Excess                        For any Distribution Date is the amount of funds available for distribution on
Cashflow:                                 such Distribution Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal                           For any Distribution Date, the lesser of (i) the excess of (x) interest
Distribution Amount:                      collected or advanced with respect to the Group I Mortgage Loans with due dates in the related Due Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such
                                          Distribution Date and (ii) the Overcollateralization Deficiency Amount for
                                          such Distribution Date.

Overcollateralization                     The excess of the (i) target overcollateralization amount and (ii) the current
Deficiency Amount:                        overcollateralization amount for such Distribution Date.

Excess Subordinated                       For any Distribution Date, means the excess, if any of (i) the
Amount:                                   overcollateralization amount and (ii) the target overcollateralization amount for such Distribution Date.

Class I-A Principal                       For any Distribution Date, an amount equal to the excess of (x) the aggregate
Distribution Amount:                      Certificate Principal Balance of the Class I-A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                          approximately 88.50% and (ii) the aggregate principal balance of the Group I
                                          Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group I Mortgage
                                          Loans as of the last day of the related Due Period over $1,749,963.27.

------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 9


------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


Class I-M-1 Principal                     For any Distribution Date, an amount equal to the excess of (x) the sum of (i)
Distribution Amount:                      the aggregate Certificate Principal Balance of the Class I-A Certificates
                                          (after taking into account the payment of the Class I-A Principal Distribution
                                          Amount on such Distribution Date) and (ii) the Certificate Principal Balance
                                          of the Class I-M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.90% and (ii)
                                          the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period over $1,749,963.27.

Class I-M-2 Principal                     For any Distribution Date, an amount equal to the excess of (x) the sum of (i)
Distribution Amount:                      the aggregate Certificate Principal Balance of the Class I-A Certificates
                                          (after taking into account the payment of the Class I-A Principal Distribution
                                          Amount on such Distribution Date), (ii) the Certificate Principal Balance of
                                          the Class I-M-1 Certificates (after taking into account the payment of the
                                          Class I-M-1 Principal Distribution Amount on such Distribution Date) and (iii)
                                          the Certificate Principal Balance of the Class I-M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                          approximately 96.50% and (ii) the aggregate principal balance of the Group I
                                          Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group I Mortgage
                                          Loans as of the last day of the related Due Period over $1,749,963.27.

Class I-M-3 Principal                     For any Distribution Date, an amount equal to the excess of (x) the sum of (i)
Distribution Amount:                      the aggregate Certificate Principal Balance of the Class I-A Certificates
                                          (after taking into account the payment of the Class I-A Principal Distribution
                                          Amount on such Distribution Date), (ii) the Certificate Principal Balance of
                                          the Class I-M-1 Certificates (after taking into account the payment of the
                                          Class I-M-1 Principal Distribution Amount on such Distribution Date), (iii)
                                          the Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution
                                          Amount on such Distribution Date) and (iv) the Certificate Principal Balance
                                          of the Class I-M-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 97.50% and (ii)
                                          the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period over $1,749,963.27.


Class I-B-1 Principal                     For any Distribution Date, an amount equal to the excess of (x) the sum of (i)
Distribution Amount:                      the aggregate Certificate Principal Balance of the Class I-A Certificates
                                          (after taking into account the payment of the Class I-A Principal Distribution
                                          Amount on such Distribution Date), (ii) the Certificate Principal Balance of
                                          the Class I-M-1 Certificates (after taking into account the payment of the
                                          Class I-M-1 Principal Distribution Amount on such Distribution Date), (iii)
                                          the Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution
                                          Amount on such Distribution Date), (iv) the Certificate Principal Balance of
                                          the Class I-M-3 Certificates (after taking into account the payment of the
                                          Class I-M-3 Principal Distribution Amount on such Distribution Date) and (v)
                                          the Certificate Principal Balance of the Class I-B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i)
                                          approximately 98.30% and (ii) the aggregate principal balance of the Group I
                                          Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group I Mortgage
                                          Loans as of the last day of the related Due Period over $1,749,963.27.

------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 10


------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


Class I-B-2 Principal                     For any Distribution Date, an amount equal to the excess of (x) the sum of (i)
Distribution Amount:                      the aggregate Certificate Principal Balance of the Class I-A Certificates
                                          (after taking into account the payment of the Class I-A Principal Distribution
                                          Amount on such Distribution Date), (ii) the Certificate Principal Balance of
                                          the Class I-M-1 Certificates (after taking into account the payment of the
                                          Class I-M-1 Principal Distribution Amount on such Distribution Date), (iii)
                                          the Certificate Principal Balance of the Class I-M-2 Certificates (after taking into account the payment of the Class I-M-2 Principal Distribution
                                          Amount on such Distribution Date), (iv) the Certificate Principal Balance of
                                          the Class I-M-3 Certificates (after taking into account the payment of the
                                          Class I-M-3 Principal Distribution Amount on such Distribution Date), (v) the
                                          Certificate Principal Balance of the Class I-B-1 Certificates (after taking into account the payment of the Class I-B-1 Principal Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the
                                          Class I-B-2 Certificates immediately prior to such Distribution Date over (y)
                                          the lesser of (A) the product of (i) approximately 99.00% and (ii) the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Group I Mortgage Loans as of the last day of the related Due Period over $1,749,963.27.

Trust Tax Status:                         REMIC.

ERISA Eligibility:                        Subject to the considerations in the Prospectus, all Offered Certificates are
                                          ERISA eligible.

SMMEA Eligibility:                        It is anticipated that the Class I-A and Class I-M-1 Certificates will be SMMEA eligible.

Prospectus:                               The Class I-A, Class I-M-1, Class I-M-2, Class I-M-3, Class I-B-1 and Class
                                          I-B-2 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                          PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION
                                          THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED
                                          CERTIFICATES.




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 11

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


                       Weighted Average Life Sensitivity
                                    To CALL

-----------------------------------------------------------------------------------------------------------------------------------
           PPC (%)                       25            50            75           100           125           150            175
-----------------------------------------------------------------------------------------------------------------------------------
  I-A      WAL (yrs)                    10.19         6.27          4.33          3.24          2.53          2.04          1.68
           First Payment Date         8/25/2004    8/25/2004     8/25/2004     8/25/2004     8/25/2004     8/25/2004      8/25/2004
           Expected Final Maturity    8/25/2027    6/25/2020     11/25/2015    2/25/2013     4/25/2011     1/25/2010      2/25/2009
           Window                      1 - 277      1 - 191       1 - 136       1 - 103        1 - 81        1 - 66        1 - 55
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-1     WAL                          16.82        10.70          7.45          5.61          4.56          3.97          3.66
           First Payment Date        12/25/2013    11/25/2009    2/25/2008     8/25/2007     9/25/2007     9/25/2007     10/25/2007
           Expected Final Maturity    8/25/2027    6/25/2020     11/25/2015    2/25/2013     4/25/2011     1/25/2010      2/25/2009
           Window                     113 - 277     64 - 191      43 - 136      37 - 103      38 - 81       38 - 66        39 - 55
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-2     WAL                          16.72        10.61          7.38          5.55          4.49          3.89          3.55
           First Payment Date        12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007     8/25/2007      9/25/2007
           Expected Final Maturity    8/25/2027    6/25/2020     11/25/2015    2/25/2013     4/25/2011     1/25/2010      2/25/2009
           Window                     113 - 277     64 - 191      43 - 136      37 - 103      37 - 81       37 - 66        38 - 55
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-3     WAL                          15.92         9.86          6.81          5.10          4.14          3.57          3.26
           First Payment Date        12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007     8/25/2007      8/25/2007
           Expected Final Maturity    6/25/2025    4/25/2018     3/25/2014     10/25/2011    3/25/2010     3/25/2009      5/25/2008
           Window                     113 - 251     64 - 165      43 - 116      37 - 87       37 - 68       37 - 56        37 - 46
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-1     WAL                          14.73         8.91          6.10          4.57          3.72          3.24          3.07
           First Payment Date        12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007     8/25/2007      8/25/2007
           Expected Final Maturity   12/25/2022    2/25/2016     8/25/2012     7/25/2010     4/25/2009     5/25/2008      9/25/2007
           Window                     113 - 221     64 - 139      43 - 97       37 - 72       37 - 57       37 - 46        37 - 38
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-2     WAL                          12.03         7.00          4.76          3.59          3.14          3.07          3.07
           First Payment Date        12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007     8/25/2007      8/25/2007
           Expected Final Maturity    7/25/2019    7/25/2013     9/25/2010     2/25/2009     2/25/2008     8/25/2007      8/25/2007
           Window                     113 - 180     64 - 108      43 - 74       37 - 55       37 - 43       37 - 37        37 - 37
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 12

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

                       Weighted Average Life Sensitivity
                                  To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
           PPC (%)                         25            50            75           100           125          150           175
-----------------------------------------------------------------------------------------------------------------------------------
  I-A      WAL (yrs)                     10.46          6.68          4.70          3.53          2.77         2.24          1.84
           First Payment Date          8/25/2004     8/25/2004     8/25/2004     8/25/2004     8/25/2004    8/25/2004     8/25/2004
           Expected Final Maturity     10/25/2033    3/25/2032     3/25/2028     9/25/2023     2/25/2020    6/25/2017     5/25/2015
           Window                       1 - 351       1 - 332       1 - 284       1 - 230       1 - 187      1 - 155       1 - 130
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-1     WAL                           17.22         11.22          7.87          5.93          4.83         4.19          3.84
           First Payment Date          12/25/2013    11/25/2009    2/25/2008     8/25/2007     9/25/2007    9/25/2007     10/25/2007
           Expected Final Maturity     12/25/2030    1/25/2025     9/25/2019     2/25/2016     9/25/2013    1/25/2012     10/25/2010
           Window                      113 - 317      64 - 246      43 - 182      37 - 139      38 - 110     38 - 90       39 - 75
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-2     WAL                           16.81         10.72          7.47          5.61          4.55         3.94          3.58
           First Payment Date          12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007    8/25/2007     9/25/2007
           Expected Final Maturity     4/25/2029     7/25/2022     7/25/2017     5/25/2014     4/25/2012    11/25/2010    10/25/2009
           Window                      113 - 297      64 - 216      43 - 156      37 - 118      37 - 93      37 - 76       38 - 63
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-3     WAL                           15.92          9.86          6.81          5.10          4.14         3.57          3.26
           First Payment Date          12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007    8/25/2007     8/25/2007
           Expected Final Maturity     6/25/2025     4/25/2018     3/25/2014     10/25/2011    3/25/2010    3/25/2009     5/25/2008
           Window                      113 - 251      64 - 165      43 - 116      37 - 87       37 - 68      37 - 56       37 - 46
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-1     WAL                           14.73          8.91          6.10          4.57          3.72         3.24          3.07
           First Payment Date          12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007    8/25/2007     8/25/2007
           Expected Final Maturity     12/25/2022    2/25/2016     8/25/2012     7/25/2010     4/25/2009    5/25/2008     9/25/2007
           Window                      113 - 221      64 - 139      43 - 97       37 - 72       37 - 57      37 - 46       37 - 38
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-2     WAL                           12.03          7.00          4.76          3.59          3.14         3.07          3.07
           First Payment Date          12/25/2013    11/25/2009    2/25/2008     8/25/2007     8/25/2007    8/25/2007     8/25/2007
           Expected Final Maturity     7/25/2019     7/25/2013     9/25/2010     2/25/2009     2/25/2008    8/25/2007     8/25/2007
           Window                      113 - 180      64 - 108      43 - 74       37 - 55       37 - 43      37 - 37       37 - 37
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 13

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


                                CPR Sensitivity
                                    To CALL

-----------------------------------------------------------------------------------------------------------------------------------
           CPR (%)                         5            10           15            20            25           30             35
-----------------------------------------------------------------------------------------------------------------------------------
  I-A      WAL (yrs)                     10.95         7.01         4.92          3.70          2.91         2.37           1.96
           First Payment Date          8/25/2004     8/25/2004    8/25/2004    8/25/2004     8/25/2004     8/25/2004      8/25/2004
           Expected Final Maturity     7/25/2028     1/25/2022    4/25/2017    4/25/2014     3/25/2012    11/25/2010     10/25/2009
           Window                       1 - 288       1 - 210      1 - 153      1 - 117        1 - 92       1 - 76         1 - 63
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-1     WAL                           17.88         11.91        8.45          6.39          5.10         4.36           3.89
           First Payment Date          11/25/2014    7/25/2010    8/25/2008    8/25/2007     8/25/2007     9/25/2007      9/25/2007
           Expected Final Maturity     7/25/2028     1/25/2022    4/25/2017    4/25/2014     3/25/2012    11/25/2010     10/25/2009
           Window                      124 - 288     72 - 210     49 - 153      37 - 117      37 - 92       38 - 76        38 - 63
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-2     WAL                           17.79         11.81        8.37          6.32          5.05         4.29           3.81
           First Payment Date          11/25/2014    7/25/2010    8/25/2008    8/25/2007     8/25/2007     8/25/2007      8/25/2007
           Expected Final Maturity     7/25/2028     1/25/2022    4/25/2017    4/25/2014     3/25/2012    11/25/2010     10/25/2009
           Window                      124 - 288     72 - 210     49 - 153      37 - 117      37 - 92       37 - 76        37 - 63
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-3     WAL                           17.04         11.02        7.74          5.83          4.66         3.95           3.50
           First Payment Date          11/25/2014    7/25/2010    8/25/2008    8/25/2007     8/25/2007     8/25/2007      8/25/2007
           Expected Final Maturity     6/25/2026     9/25/2019    6/25/2015    10/25/2012    2/25/2011    11/25/2009      1/25/2009
           Window                      124 - 263     72 - 182     49 - 131      37 - 99       37 - 79       37 - 64        37 - 54
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-1     WAL                           15.87         10.00        6.96          5.23          4.19         3.56           3.19
           First Payment Date          11/25/2014    7/25/2010    8/25/2008    8/25/2007     8/25/2007     8/25/2007      8/25/2007
           Expected Final Maturity     2/25/2024     6/25/2017    9/25/2013    6/25/2011     12/25/2009   12/25/2008      4/25/2008
           Window                      124 - 235     72 - 155     49 - 110      37 - 83       37 - 65       37 - 53        37 - 45
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-2     WAL                           13.11         7.92         5.45          4.07          3.36         3.10           3.07
           First Payment Date          11/25/2014    7/25/2010    8/25/2008    8/25/2007     8/25/2007     8/25/2007      8/25/2007
           Expected Final Maturity     9/25/2020     9/25/2014    8/25/2011    11/25/2009    9/25/2008    12/25/2007      8/25/2007
           Window                      124 - 194     72 - 122      49 - 85      37 - 64       37 - 50       37 - 41        37 - 37
-----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 14

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


                                CPR Sensitivity
                                  To MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
           CPR (%)                         5            10            15           20            25           30              35
-----------------------------------------------------------------------------------------------------------------------------------
  I-A      WAL (yrs)                     11.19         7.40          5.29         4.02          3.18         2.59            2.15
           First Payment Date          8/25/2004     8/25/2004    8/25/2004     8/25/2004    8/25/2004     8/25/2004       8/25/2004
           Expected Final Maturity     11/25/2033   10/25/2032    7/25/2029     3/25/2025    6/25/2021     8/25/2018       5/25/2016
           Window                       1 - 352       1 - 339      1 - 300       1 - 248      1 - 203       1 - 169         1 - 142
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-1     WAL                           18.24         12.41         8.88         6.73          5.40         4.59            4.09
           First Payment Date          11/25/2014    7/25/2010    8/25/2008     8/25/2007    8/25/2007     9/25/2007       9/25/2007
           Expected Final Maturity     7/25/2031     7/25/2026    4/25/2021     7/25/2017    11/25/2014    1/25/2013       8/25/2011
           Window                      124 - 324     72 - 264      49 - 201     37 - 156      37 - 124     38 - 102         38 - 85
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-2     WAL                           17.88         11.92         8.46         6.39          5.12         4.34            3.85
           First Payment Date          11/25/2014    7/25/2010    8/25/2008     8/25/2007    8/25/2007     8/25/2007       8/25/2007
           Expected Final Maturity     1/25/2030     1/25/2024    12/25/2018    8/25/2015    5/25/2013    10/25/2011       8/25/2010
           Window                      124 - 306     72 - 234      49 - 173     37 - 133      37 - 106      37 - 87         37 - 73
-----------------------------------------------------------------------------------------------------------------------------------
 I-M-3     WAL                           17.04         11.02         7.74         5.83          4.66         3.95            3.50
           First Payment Date          11/25/2014    7/25/2010    8/25/2008     8/25/2007    8/25/2007     8/25/2007       8/25/2007
           Expected Final Maturity     6/25/2026     9/25/2019    6/25/2015    10/25/2012    2/25/2011    11/25/2009       1/25/2009
           Window                      124 - 263     72 - 182      49 - 131      37 - 99      37 - 79       37 - 64         37 - 54
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-1     WAL                           15.87         10.00         6.96         5.23          4.19         3.56            3.19
           First Payment Date          11/25/2014    7/25/2010    8/25/2008     8/25/2007    8/25/2007     8/25/2007       8/25/2007
           Expected Final Maturity     2/25/2024     6/25/2017    9/25/2013     6/25/2011    12/25/2009   12/25/2008       4/25/2008
           Window                      124 - 235     72 - 155      49 - 110      37 - 83      37 - 65       37 - 53         37 - 45
-----------------------------------------------------------------------------------------------------------------------------------
 I-B-2     WAL                           13.11         7.92          5.45         4.07          3.36         3.10            3.07
           First Payment Date          11/25/2014    7/25/2010    8/25/2008     8/25/2007    8/25/2007     8/25/2007       8/25/2007
           Expected Final Maturity     9/25/2020     9/25/2014    8/25/2011    11/25/2009    9/25/2008    12/25/2007       8/25/2007
           Window                      124 - 194     72 - 122      49 - 85       37 - 64      37 - 50       37 - 41         37 - 37
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 15

                        Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period      I-A Cap (%)  I-M-1 Cap (%)I-M-2 Cap (%)I-M-3 Cap (%)I-B-1 Cap (%)  I-B-2 Cap (%)
                 Actual/360   Actual/360   Actual/360   Actual/360   Actual/360      Actual/360

     0                -             -            -            -            -            -
     1                1.81          2.01         2.76         3.06         3.66         3.81
     2                9.97         10.00        10.00        10.00        10.00        10.00
     3                9.95         10.00        10.00        10.00        10.00        10.00
     4                9.92         10.00        10.00        10.00        10.00        10.00
     5                9.90          9.99         9.99         9.99         9.99         9.99
     6                9.88          9.99         9.99         9.99         9.99         9.99
     7                9.85          9.99         9.99         9.99         9.99         9.99
     8                9.85          9.99         9.99         9.99         9.99         9.99
     9                9.81          9.99         9.99         9.99         9.99         9.99
     10               9.80          9.99         9.99         9.99         9.99         9.99
     11               9.78          9.99         9.99         9.99         9.99         9.99
     12               9.76          9.99         9.99         9.99         9.99         9.99
     13               9.75          9.99         9.99         9.99         9.99         9.99
     14               9.73          9.99         9.99         9.99         9.99         9.99
     15               9.72          9.99         9.99         9.99         9.99         9.99
     16               9.71          9.99         9.99         9.99         9.99         9.99
     17               9.70          9.99         9.99         9.99         9.99         9.99
     18               9.68          9.99         9.99         9.99         9.99         9.99
     19               9.66          9.99         9.99         9.99         9.99         9.99
     20               9.69          9.99         9.99         9.99         9.99         9.99
     21               9.63          9.99         9.99         9.99         9.99         9.99
     22               9.69         10.02        10.02        10.02        10.02        10.02
     23               9.66         10.02        10.02        10.02        10.02        10.02
     24               9.67         10.02        10.02        10.02        10.02        10.02
     25               9.64         10.02        10.02        10.02        10.02        10.02
     26               9.63         10.03        10.03        10.03        10.03        10.03
     27               9.64         10.03        10.03        10.03        10.03        10.03
     28               9.64         10.05        10.05        10.05        10.05        10.05
     29               9.66         10.05        10.05        10.05        10.05        10.05
     30               9.63         10.05        10.05        10.05        10.05        10.05
     31               9.62         10.05        10.05        10.05        10.05        10.05
     32               9.70         10.07        10.07        10.07        10.07        10.07
     33               9.80         10.16        10.16        10.16        10.16        10.16
     34               9.90         10.21        10.21        10.21        10.21        10.21
     35               9.86         10.21        10.21        10.21        10.21        10.21
     36               9.90         10.23        10.23        10.23        10.23        10.23
     37               9.86         10.23        10.23        10.23        10.23        10.23
     38               9.90         10.12         9.91         9.91         9.60         9.94
     39               9.99          9.99         9.99         9.99         9.81         9.88
     40               9.99          9.99         9.99         9.99         9.92         9.75
     41              10.03         10.03        10.03        10.03        10.03         9.73
     42              10.00         10.00        10.00        10.00        10.00         9.65
     43              10.00         10.00        10.00        10.00        10.00         9.62
     44              10.09         10.09        10.09        10.09        10.09         9.75
     45              10.02         10.02        10.02        10.02        10.02         9.58
     46              10.10         10.10        10.10        10.10        10.10         9.68

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

                        Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period      I-A Cap (%)  I-M-1 Cap (%)I-M-2 Cap (%)I-M-3 Cap (%)I-B-1 Cap (%)  I-B-2 Cap (%)
                 Actual/360   Actual/360   Actual/360   Actual/360   Actual/360      Actual/360

     47              10.06         10.06        10.06        10.06        10.06         9.56
     48              10.11         10.11        10.11        10.11        10.11         9.62
     49              10.07         10.07        10.07        10.07        10.07         9.48
     50              10.08         10.08        10.08        10.08        10.08         9.43
     51              10.13         10.13        10.13        10.13        10.03         9.63
     52              10.09         10.09        10.09        10.09         9.86         9.67
     53              10.15         10.15        10.15        10.15         9.82         9.90
     54              10.11         10.11        10.11        10.11         9.62        10.01
     55              10.25         10.25        10.25        10.25         9.71        10.36
     56              10.47         10.47        10.47        10.47        10.05        10.69
     57              10.42         10.42        10.42        10.42         9.79        10.76
     58              10.55         10.55        10.55        10.55        10.00        10.84
     59              10.52         10.52        10.52        10.52         9.84        10.86
     60              10.60         10.60        10.60        10.60         9.94        10.90
     61              10.55         10.55        10.55        10.55         9.71        10.91
     62              10.56         10.56        10.56        10.56         9.63        10.94
     63              10.64         10.64        10.64        10.64         9.73        10.98
     64              10.58         10.58        10.58        10.58         9.41        10.99
     65              10.66         10.66        10.66        10.66         9.48        11.04
     66              10.61         10.61        10.61        10.61         9.05        11.06
     67              10.62         10.62        10.62        10.62         8.79        11.09
     68              10.84         10.84        10.84        10.79         9.68        11.15
     69              10.65         10.65        10.65        10.45         8.73        11.17
     70              10.73         10.73        10.73        10.46         9.04        11.22
     71              10.68         10.68        10.68        10.25         8.74        11.27
     72              10.76         10.76        10.76        10.27         9.02        11.32
     73              10.71         10.71        10.71        10.03         8.72        11.39
     74              10.72         10.72        10.72         9.95         -           11.46
     75              10.80         10.80        10.80        10.05         -           11.51
     76              10.74         10.74        10.74         9.83         -           11.62
     77              10.83         10.83        10.83         9.92         -           11.69
     78              10.77         10.77        10.77         9.65         -           11.86
     79              10.79         10.79        10.79         9.53         -           12.01
     80              11.02         11.02        11.02        10.07         -           11.95
     81              10.81         10.81        10.81         9.19         -           12.46
     82              10.90         10.90        10.90         9.22         -           12.67
     83              10.85         10.85        10.85         8.67         -           13.31
     84              10.93         10.93        10.89         8.95         -           13.87
     85              10.88         10.88        10.78         8.65         -           15.66
     86              10.89         10.89        10.75         8.64         -           19.62
     87              11.23         10.98        10.80         8.92         -           50.89
     88              11.26         10.92        10.68         8.63         -            -
     89              11.36         11.01        10.75         -            -            -
     90              11.30         10.95        10.66         -            -            -
     91              11.33         10.97        10.66         -            -            -
     92              11.32         11.13        10.86         -            -            -
     93              11.06         11.00        10.67         -            -            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

                        Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)


    Period      I-A Cap (%)  I-M-1 Cap (%)I-M-2 Cap (%)I-M-3 Cap (%)I-B-1 Cap (%)  I-B-2 Cap (%)
                 Actual/360   Actual/360   Actual/360   Actual/360   Actual/360      Actual/360

     94              11.14         11.08        10.77         -            -            -
     95              11.09         11.03        10.67         -            -            -
     96              11.18         11.12        10.77         -            -            -
     97              11.13         11.06        10.67         -            -            -
     98              11.15         11.08        10.67         -            -            -
     99              11.23         11.16        10.78         -            -            -
     100             11.18         11.11        10.67         -            -            -
     101              9.27          8.81         8.81         -            -            -
     102              8.97          8.52         8.52         -            -            -
     103              8.97          8.51         8.51         -            -            -
     104              9.94          9.42         9.42         -            -            -
     105              8.98          8.50         8.50         -            -            -
     106              9.28          8.77         8.77         -            -            -
     107              8.98          8.48         8.48         -            -            -
     108              9.29          8.76         8.76         -            -            -
     109              8.99          8.47         8.47         -            -            -
     110              8.99          8.46         8.46         -            -            -
     111              9.30          8.73         8.73         -            -            -
     112              9.00          8.44         8.44         -            -            -
     113              9.31          8.72         8.72         -            -            -
     114              9.01          8.43         8.43         -            -            -
     115              9.02          8.42         8.42         -            -            -
     116              9.99          9.31         9.31         -            -            -
     117              9.03          8.40         8.40         -            -            -
     118              9.33          8.68         8.68         -            -            -
     119              9.04          8.39         8.39         -            -            -
     120              9.35          8.66         8.66         -            -            -
     121              9.05          8.37         -            -            -            -
     122              9.06          8.36         -            -            -            -
     123              9.37          8.64         -            -            -            -
     124              9.07          8.35         -            -            -            -
     125              9.38          8.62         -            -            -            -
     126              9.09          8.33         -            -            -            -
     127              9.10          8.33         -            -            -            -
     128             10.08          9.21         -            -            -            -
     129              9.12          8.31         -            -            -            -
     130              9.43          8.58         -            -            -            -
     131              9.14          8.30         -            -            -            -
     132              9.45          8.56         -            -            -            -
     133              9.16          8.28         -            -            -            -
     134              9.17          8.27         -            -            -            -
     135              9.49          8.54         -            -            -            -
     136              9.19          8.26         -            -            -            -
     137              9.51          8.52         -            -            -            -
     138              9.22          8.24         -            -            -            -
     139              9.23          8.23         -            -            -            -
     140              9.88          8.79         -            -            -            -


1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

                        Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period      I-A Cap (%)  I-M-1 Cap (%)I-M-2 Cap (%)I-M-3 Cap (%)I-B-1 Cap (%)  I-B-2 Cap (%)
                 Actual/360   Actual/360   Actual/360   Actual/360   Actual/360      Actual/360

     141            9.26          8.22         -            -            -            -
     142            9.59          8.48         -            -            -            -
     143            9.29          -            -            -            -            -
     144            9.62          -            -            -            -            -
     145            9.33          -            -            -            -            -
     146            9.36          -            -            -            -            -
     147            9.69          -            -            -            -            -
     148            9.40          -            -            -            -            -
     149            9.74          -            -            -            -            -
     150            9.45          -            -            -            -            -
     151            9.47          -            -            -            -            -
     152           10.52          -            -            -            -            -
     153            9.53          -            -            -            -            -
     154            9.88          -            -            -            -            -
     155            9.59          -            -            -            -            -
     156            9.94          -            -            -            -            -
     157            9.65          -            -            -            -            -
     158            9.68          -            -            -            -            -
     159           10.04          -            -            -            -            -
     160            9.75          -            -            -            -            -
     161           10.12          -            -            -            -            -
     162            9.83          -            -            -            -            -
     163            9.87          -            -            -            -            -
     164           10.98          -            -            -            -            -
     165            9.96          -            -            -            -            -
     166           10.34          -            -            -            -            -
     167           10.05          -            -            -            -            -
     168           10.44          -            -            -            -            -
     169           10.15          -            -            -            -            -
     170           10.21          -            -            -            -            -
     171           10.60          -            -            -            -            -
     172           10.32          -            -            -            -            -
     173           10.73          -            -            -            -            -
     174           10.44          -            -            -            -            -
     175           10.51          -            -            -            -            -
     176           11.71          -            -            -            -            -
     177           10.65          -            -            -            -            -
     178           11.09          -            -            -            -            -
     179           10.81          -            -            -            -            -
     180           11.25          -            -            -            -            -
     181           10.97          -            -            -            -            -
     182           11.06          -            -            -            -            -
     183           11.53          -            -            -            -            -
     184           11.25          -            -            -            -            -
     185           11.73          -            -            -            -            -
     186           11.46          -            -            -            -            -
     187           11.58          -            -            -            -            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                   Page 19

                        Schedule of Available Funds and
            Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

    Period      I-A Cap (%)  I-M-1 Cap (%)I-M-2 Cap (%)I-M-3 Cap (%)I-B-1 Cap (%)  I-B-2 Cap (%)
                 Actual/360   Actual/360   Actual/360   Actual/360   Actual/360      Actual/360

     188             12.50          -            -            -            -            -
     189             11.82          -            -            -            -            -
     190             12.35          -            -            -            -            -
     191             12.08          -            -            -            -            -
     192             12.64          -            -            -            -            -
     193             12.38          -            -            -            -            -
     194             12.54          -            -            -            -            -
     195             13.13          -            -            -            -            -
     196             12.89          -            -            -            -            -
     197             13.51          -            -            -            -            -
     198             13.28          -            -            -            -            -
     199             13.49          -            -            -            -            -
     200             15.19          -            -            -            -            -
     201             13.96          -            -            -            -            -
     202             14.69          -            -            -            -            -
     203             14.49          -            -            -            -            -
     204             15.27          -            -            -            -            -
     205             15.09          -            -            -            -            -
     206             15.43          -            -            -            -            -
     207             16.32          -            -            -            -            -
     208             16.18          -            -            -            -            -
     209             17.15          -            -            -            -            -
     210             17.06          -            -            -            -            -
     211             17.56          -            -            -            -            -
     212             20.04          -            -            -            -            -
     213             18.69          -            -            -            -            -
     214             19.99          -            -            -            -            -
     215             20.06          -            -            -            -            -
     216             21.56          -            -            -            -            -
     217             21.76          -            -            -            -            -
     218             22.75          -            -            -            -            -
     219             24.68          -            -            -            -            -
     220             25.17          -            -            -            -            -
     221             27.53          -            -            -            -            -
     222             28.35          -            -            -            -            -
     223             30.35          -            -            -            -            -
     224             36.23          -            -            -            -            -
     225             35.59          -            -            -            -            -
     226             40.41          -            -            -            -            -
     227             43.54          -            -            -            -            -
     228             50.93          -            -            -            -            -
     229             57.04          -            -            -            -            -
     230             68.05          -            -            -            -            -
     231             87.74          -            -            -            -            -
     232            113.96          -            -            -            -            -
     233            181.79          -            -            -            -            -
     234            747.50          -            -            -            -            -

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance
2 Run to maturity assuming 100% PPC, no losses and all indices are 20%, beginning in period 2.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

                          Interest Rate Cap Schedules

                          Class I-A Interest Rate Cap
-----------------------------------------------------------------


               Class I-A                                        Class I-A
            Interest Rate                                    Interest Rate
Period        Cap Notional  Strike %  Ceiling %  Period        Cap Notional  Strike %  Ceiling %
              Balance ($)                                      Balance ($)

1            3,316,180     4.6500%    7.4000%      41        1,128,385     6.8294%     9.3073%
2            3,218,539     4.5263%    9.5500%      42        1,101,736     6.8177%     9.5500%
3            3,132,971     4.5322%    9.3839%      43        1,075,800     6.8065%     9.5500%
4            3,049,148     4.6444%    9.5500%      44        1,050,555     6.7935%     9.0504%
5            2,967,005     4.6473%    9.3800%      45        1,025,983     6.8080%     9.5500%
6            2,886,482     4.6501%    9.5500%      46        1,002,066     6.8982%     9.3050%
7            2,807,523     4.6528%    9.5500%      47          978,797     6.8839%     9.5500%
8            2,730,074     4.6555%    9.0029%      48          956,143     6.8700%     9.3059%
9            2,654,087     4.6601%    9.5500%      49          934,085     6.8557%     9.5500%
10           2,580,256     4.7653%    9.3761%      50          912,608     6.8414%     9.5500%
11           2,508,518     4.7674%    9.5500%      51          891,693     6.8386%     9.3070%
12           2,438,811     4.7694%    9.3760%      52          871,326     6.8241%     9.5500%
13           2,371,075     4.9030%    9.5500%      53          851,491     6.8104%     9.3079%
14           2,305,308     4.9043%    9.5500%      54          832,172     6.7967%     9.5500%
15           2,241,393     4.9076%    9.3714%      55          813,354     7.1092%     9.5500%
16           2,179,274     5.0108%    9.5500%      56          795,002     7.1827%     8.7322%
17           2,118,898     5.0116%    9.3679%      57          777,137     7.4202%     9.5500%
18           2,060,214     5.0123%    9.5500%      58          759,732     7.5499%     9.2833%
19           2,003,171     5.0131%    9.5500%      59          742,738     7.5710%     9.5500%
20           1,947,721     5.0193%    8.9640%      60          726,176     7.5487%     9.2833%
21           1,893,816     5.0220%    9.5500%      61          710,039     7.5263%     9.5500%
22           1,841,412     5.4050%    9.3548%      62          694,315     7.5040%     9.5500%
23           1,790,490     5.4033%    9.5500%      63          678,991     7.4817%     9.2856%
24           1,740,979     5.4030%    9.3548%      64          664,056     7.4594%     9.5500%
25           1,692,837     5.4018%    9.5500%      65          649,499     7.4371%     9.2870%
26           1,646,023     5.4018%    9.5500%      66          635,311     7.4149%     9.5500%
27           1,600,500     5.4019%    9.3549%      67          621,480     7.3927%     9.5500%
28           1,556,228     5.5821%    9.5500%      68          607,996     7.3705%     8.7120%
29           1,513,188     5.5819%    9.3489%      69          594,850     7.3484%     9.5500%
30           1,471,328     5.5803%    9.5500%      70          582,032     7.3394%     9.2903%
31           1,430,611     5.5792%    9.5500%      71          569,535     7.3172%     9.5500%
32           1,391,005     5.6222%    8.8994%      72          557,349     7.2951%     9.2918%
33           1,352,484     6.3686%    9.5500%      73          545,463     7.2730%     9.5500%
34           1,314,900     6.6250%    9.3141%      74          533,871     7.2509%     9.5500%
35           1,278,320     6.6246%    9.5500%      75          522,565     7.2290%     9.2940%
36           1,242,734     6.6143%    9.3145%      76          511,535     7.2070%     9.5500%
37           1,208,110     6.6055%    9.5500%      77          500,776     7.1852%     9.2954%
38           1,208,110     6.6033%    9.5500%      78          490,278     7.1634%     9.5500%
39           1,183,915     6.7343%    9.3105%      79          480,036     7.1417%     9.5500%
40           1,155,768     6.8407%    9.5500%      80          470,041     7.1200%     8.7389%

--------------------------------------------------
               Class I-A
            Interest Rate
Period        Cap Notional  Strike %  Ceiling %
              Balance ($)
 81          460,288     7.0985%   9.5500%
 82          450,770     7.0885%   9.2987%
 83          441,480     7.0670%   9.5500%
 84          432,413     7.0455%   9.3001%
 85          423,562     7.0242%   9.5500%
 86          414,921     7.0030%   9.5500%
 87          406,484     6.9818%   9.3022%
 88          398,247     6.9608%   9.5500%
 89          390,203     6.9398%   9.3036%
 90          382,348     6.9190%   9.5500%
 91          374,676     6.8982%   9.5500%
 92          367,182     7.0873%   9.0301%
 93          359,863     7.2124%   9.5500%
 94          352,712     7.1982%   9.2950%
 95          345,727     7.1842%   9.5500%
 96          338,901     7.1704%   9.2959%
 97          332,232     7.1568%   9.5500%
 98          325,715     7.1435%   9.5500%
 99          319,345     7.1303%   9.2973%
 100         313,120     7.1174%   9.5500%
 101               0     -         -




------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------



                                         Interest Rate Cap Schedules (cont'd)

                                            Class I-M-1 Interest Rate Cap
--------------------------------------------------------------------------------------------------------------------
                    Class I-M-1                                           Class I-M-1
                   Interest Rate                                         Interest Rate
     Period        Cap Notional       Strike %     Ceiling %    Period   Cap Notional     Strike %     Ceiling %
                    Balance ($)                                           Balance ($)
     1              77,000           4.6500%        7.4000%      41         56,101       6.6294%       9.1073%
     2              77,000           4.3263%        9.3500%      42         54,776       6.6177%       9.3500%
     3              77,000           4.3322%        9.1839%      43         53,487       6.6065%       9.3500%
     4              77,000           4.4444%        9.3500%      44         52,232       6.5935%       8.8504%
     5              77,000           4.4473%        9.1800%      45         51,010       6.6080%       9.3500%
     6              77,000           4.4501%        9.3500%      46         49,821       6.6982%       9.1050%
     7              77,000           4.4528%        9.3500%      47         48,664       6.6839%       9.3500%
     8              77,000           4.4555%        8.8029%      48         47,538       6.6700%       9.1059%
     9              77,000           4.4601%        9.3500%      49         46,441       6.6557%       9.3500%
     10             77,000           4.5653%        9.1761%      50         45,373       6.6414%       9.3500%
     11             77,000           4.5674%        9.3500%      51         44,334       6.6386%       9.1070%
     12             77,000           4.5694%        9.1760%      52         43,321       6.6241%       9.3500%
     13             77,000           4.7030%        9.3500%      53         42,335       6.6104%       9.1079%
     14             77,000           4.7043%        9.3500%      54         41,374       6.5967%       9.3500%
     15             77,000           4.7076%        9.1714%      55         40,439       6.9092%       9.3500%
     16             77,000           4.8108%        9.3500%      56         39,526       6.9827%       8.5322%
     17             77,000           4.8116%        9.1679%      57         38,638       7.2202%       9.3500%
     18             77,000           4.8123%        9.3500%      58         37,773       7.3499%       9.0833%
     19             77,000           4.8131%        9.3500%      59         36,928       7.3710%       9.3500%
     20             77,000           4.8193%        8.7640%      60         36,104       7.3487%       9.0833%
     21             77,000           4.8220%        9.3500%      61         35,302       7.3263%       9.3500%
     22             77,000           5.2050%        9.1548%      62         34,520       7.3040%       9.3500%
     23             77,000           5.2033%        9.3500%      63         33,758       7.2817%       9.0856%
     24             77,000           5.2030%        9.1548%      64         33,016       7.2594%       9.3500%
     25             77,000           5.2018%        9.3500%      65         32,292       7.2371%       9.0870%
     26             77,000           5.2018%        9.3500%      66         31,587       7.2149%       9.3500%
     27             77,000           5.2019%        9.1549%      67         30,899       7.1927%       9.3500%
     28             77,000           5.3821%        9.3500%      68         30,229       7.1705%       8.5120%
     29             77,000           5.3819%        9.1489%      69         29,575       7.1484%       9.3500%
     30             77,000           5.3803%        9.3500%      70         28,938       7.1394%       9.0903%
     31             77,000           5.3792%        9.3500%      71         28,316       7.1172%       9.3500%
     32             77,000           5.4222%        8.6994%      72         27,710       7.0951%       9.0918%
     33             77,000           6.1686%        9.3500%      73         27,120       7.0730%       9.3500%
     34             77,000           6.4250%        9.1141%      74         26,543       7.0509%       9.3500%
     35             77,000           6.4246%        9.3500%      75         25,981       7.0290%       9.0940%
     36             77,000           6.4143%        9.1145%      76         25,433       7.0070%       9.3500%
     37             77,000           6.4055%        9.3500%      77         24,898       6.9852%       9.0954%
     38             65,052           6.4033%        9.3500%      78         24,376       6.9634%       9.3500%
     39             58,862           6.5343%        9.1105%      79         23,867       6.9417%       9.3500%
     40             57,463           6.6407%        9.3500%      80         23,370       6.9200%       8.5389%




--------------------------------------------------
          Class I-M-1
         Interest Rate
 Period   Cap Notional    Strike %     Ceiling %
          Balance ($)
  81        22,885        6.8985%     9.3500%
  82        22,412        6.8885%     9.0987%
  83        21,950        6.8670%     9.3500%
  84        21,499        6.8455%     9.1001%
  85        21,059        6.8242%     9.3500%
  86        20,629        6.8030%     9.3500%
  87        20,210        6.7818%     9.1022%
  88        19,800        6.7608%     9.3500%
  89        19,400        6.7398%     9.1036%
  90        19,010        6.7190%     9.3500%
  91        18,628        6.6982%     9.3500%
  92        18,256        6.6776%     8.8446%
  93        17,892        6.6571%     9.3500%
  94        17,536        6.6367%     9.1071%
  95        17,189        6.6164%     9.3500%
  96        16,850        6.5962%     9.1084%
  97        16,518        6.5762%     9.3500%
  98        16,194        6.5563%     9.3500%
  99        15,877        6.5365%     9.1104%
  100       15,568        6.5169%     9.3500%
  101            0        -           -



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------




                                         Interest Rate Cap Schedules (cont'd)

                                            Class I-M-2 Interest Rate Cap
-------------------------------------------------------------------------------------------------------------------
                    Class I-M-2                                           Class I-M-2
                   Interest Rate                                         Interest Rate
    Period         Cap Notional       Strike %     Ceiling %    Period   Cap Notional     Strike %     Ceiling %
                    Balance ($)                                           Balance ($)
     1              63,000           4.6500%        7.4000%     41          45,901       5.8794%       8.3573%
     2              63,000           3.5763%        8.6000%     42          44,817       5.8677%       8.6000%
     3              63,000           3.5822%        8.4339%     43          43,762       5.8565%       8.6000%
     4              63,000           3.6944%        8.6000%     44          42,735       5.8435%       8.1004%
     5              63,000           3.6973%        8.4300%     45          41,736       5.8580%       8.6000%
     6              63,000           3.7001%        8.6000%     46          40,763       5.9482%       8.3550%
     7              63,000           3.7028%        8.6000%     47          39,816       5.9339%       8.6000%
     8              63,000           3.7055%        8.0529%     48          38,895       5.9200%       8.3559%
     9              63,000           3.7101%        8.6000%     49          37,997       5.9057%       8.6000%
     10             63,000           3.8153%        8.4261%     50          37,124       5.8914%       8.6000%
     11             63,000           3.8174%        8.6000%     51          36,273       5.8886%       8.3570%
     12             63,000           3.8194%        8.4260%     52          35,444       5.8741%       8.6000%
     13             63,000           3.9530%        8.6000%     53          34,638       5.8604%       8.3579%
     14             63,000           3.9543%        8.6000%     54          33,852       5.8467%       8.6000%
     15             63,000           3.9576%        8.4214%     55          33,086       6.1592%       8.6000%
     16             63,000           4.0608%        8.6000%     56          32,340       6.2327%       7.7822%
     17             63,000           4.0616%        8.4179%     57          31,613       6.4702%       8.6000%
     18             63,000           4.0623%        8.6000%     58          30,905       6.5999%       8.3333%
     19             63,000           4.0631%        8.6000%     59          30,214       6.6210%       8.6000%
     20             63,000           4.0693%        8.0140%     60          29,540       6.5987%       8.3333%
     21             63,000           4.0720%        8.6000%     61          28,883       6.5763%       8.6000%
     22             63,000           4.4550%        8.4048%     62          28,244       6.5540%       8.6000%
     23             63,000           4.4533%        8.6000%     63          27,620       6.5317%       8.3356%
     24             63,000           4.4530%        8.4048%     64          27,013       6.5094%       8.6000%
     25             63,000           4.4518%        8.6000%     65          26,421       6.4871%       8.3370%
     26             63,000           4.4518%        8.6000%     66          25,844       6.4649%       8.6000%
     27             63,000           4.4519%        8.4049%     67          25,281       6.4427%       8.6000%
     28             63,000           4.6321%        8.6000%     68          24,732       6.4205%       7.7620%
     29             63,000           4.6319%        8.3989%     69          24,198       6.3984%       8.6000%
     30             63,000           4.6303%        8.6000%     70          23,676       6.3894%       8.3403%
     31             63,000           4.6292%        8.6000%     71          23,168       6.3672%       8.6000%
     32             63,000           4.6722%        7.9494%     72          22,672       6.3451%       8.3418%
     33             63,000           5.4186%        8.6000%     73          22,189       6.3230%       8.6000%
     34             63,000           5.6750%        8.3641%     74          21,717       6.3009%       8.6000%
     35             63,000           5.6746%        8.6000%     75          21,257       6.2790%       8.3440%
     36             63,000           5.6643%        8.3645%     76          20,809       6.2570%       8.6000%
     37             63,000           5.6555%        8.6000%     77          20,371       6.2352%       8.3454%
     38             49,338           5.6533%        8.6000%     78          19,944       6.2134%       8.6000%
     39             48,160           5.7843%        8.3605%     79          19,527       6.1917%       8.6000%
     40             47,015           5.8907%        8.6000%     80          19,121       6.1700%       7.7889%



------------------------------------------------------
           Class I-M-2
          Interest Rate
 Period   Cap Notional     Strike %     Ceiling %
           Balance ($)

   81        18,724        6.1485%     8.6000%
   82        18,337        6.1385%     8.3487%
   83        17,916        6.1170%     8.6000%
   84        17,189        6.0955%     8.3501%
   85        16,479        6.0742%     8.6000%
   86        15,786        6.0530%     8.6000%
   87        15,109        6.0318%     8.3522%
   88        14,448        6.0108%     8.6000%
   89        13,803        5.9898%     8.3536%
   90        13,173        5.9690%     8.6000%
   91        12,557        5.9482%     8.6000%
   92        11,956        5.9276%     8.0946%
   93        11,369        5.9071%     8.6000%
   94        10,795        5.8867%     8.3571%
   95        10,235        5.8664%     8.6000%
   96         9,687        5.8462%     8.3584%
   97         9,152        5.8262%     8.6000%
   98         8,629        5.8063%     8.6000%
   99         8,118        5.7865%     8.3604%
   100        7,619        5.7669%     8.6000%
   101            0        -           -


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------



                                            Interest Rate Cap Schedules (cont'd)




                                               Class I-M-3 Interest Rate Cap
     -----------------------------------------------------------------------------------------------------------
                    Class I-M-3                                             Class I-M-3
                   Interest Rate                                           Interest Rate
     Period        Cap Notional       Strike %      Ceiling %     Period   Cap Notional   Strike %      Ceiling %
                    Balance ($)                                             Balance ($)
        1             17,500          4.6500%        7.4000%         43      12,156       5.5565%        8.3000%
        2             17,500          3.2763%        8.3000%         44      11,871       5.5435%        7.8004%
        3             17,500          3.2822%        8.1339%         45      11,593       5.5580%        8.3000%
        4             17,500          3.3944%        8.3000%         46      11,323       5.6482%        8.0550%
        5             17,500          3.3973%        8.1300%         47      11,060       5.6339%        8.3000%
        6             17,500          3.4001%        8.3000%         48      10,804       5.6200%        8.0559%
        7             17,500          3.4028%        8.3000%         49      10,555       5.6057%        8.3000%
        8             17,500          3.4055%        7.7529%         50      10,312       5.5914%        8.3000%
        9             17,500          3.4101%        8.3000%         51      10,076       5.5886%        8.0570%
        10            17,500          3.5153%        8.1261%         52       9,846       5.5741%        8.3000%
        11            17,500          3.5174%        8.3000%         53       9,622       5.5604%        8.0579%
        12            17,500          3.5194%        8.1260%         54       9,403       5.5467%        8.3000%
        13            17,500          3.6530%        8.3000%         55       9,191       5.8592%        8.3000%
        14            17,500          3.6543%        8.3000%         56       8,983       5.9327%        7.4822%
        15            17,500          3.6576%        8.1214%         57       8,781       6.1702%        8.3000%
        16            17,500          3.7608%        8.3000%         58       8,585       6.2999%        8.0333%
        17            17,500          3.7616%        8.1179%         59       8,393       6.3210%        8.3000%
        18            17,500          3.7623%        8.3000%         60       8,206       6.2987%        8.0333%
        19            17,500          3.7631%        8.3000%         61       8,023       6.2763%        8.3000%
        20            17,500          3.7693%        7.7140%         62       7,845       6.2540%        8.3000%
        21            17,500          3.7720%        8.3000%         63       7,672       6.2317%        8.0356%
        22            17,500          4.1550%        8.1048%         64       7,504       6.2094%        8.3000%
        23            17,500          4.1533%        8.3000%         65       7,339       6.1871%        8.0370%
        24            17,500          4.1530%        8.1048%         66       7,179       6.1649%        8.3000%
        25            17,500          4.1518%        8.3000%         67       7,022       6.1427%        8.3000%
        26            17,500          4.1518%        8.3000%         68       6,542       6.1205%        7.4620%
        27            17,500          4.1519%        8.1049%         69       6,022       6.0984%        8.3000%
        28            17,500          4.3321%        8.3000%         70       5,515       6.0894%        8.0403%
        29            17,500          4.3319%        8.0989%         71       5,021       6.0672%        8.3000%
        30            17,500          4.3303%        8.3000%         72       4,539       6.0451%        8.0418%
        31            17,500          4.3292%        8.3000%         73       4,069       6.0230%        8.3000%
        32            17,500          4.3722%        7.6494%         74       3,611       6.0009%        8.3000%
        33            17,500          5.1186%        8.3000%         75       3,164       5.9790%        8.0440%
        34            17,500          5.3750%        8.0641%         76       2,727       5.9570%        8.3000%
        35            17,500          5.3746%        8.3000%         77       2,302       5.9352%        8.0454%
        36            17,500          5.3643%        8.0645%         78       1,887       5.9134%        8.3000%
        37            17,500          5.3555%        8.3000%         79       1,482       5.8917%        8.3000%
        38            13,705          5.3533%        8.3000%         80       1,087       5.8700%        7.4889%
        39            13,378          5.4843%        8.0605%         81         701       5.8485%        8.3000%
        40            13,060          5.5907%        8.3000%         82         325       5.8385%        8.0487%
        41            12,750          5.5794%        8.0573%         83           0       -                 -
        42            12,449          5.5677%        8.3000%



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------



                                            Interest Rate Cap Schedules (cont'd)

                                              Class I-B-1 Interest Rate Cap
    -----------------------------------------------------------------------------------------------------------------
                   Class I-B-1                                             Class I-B-1
                  Interest Rate                                           Interest Rate
  Period          Cap Notional       Strike %      Ceiling %      Period  Cap Notional     Strike %         Ceiling %
                   Balance ($)                                             Balance ($)
    1                14,000          4.6500%        7.4000%         41       10,200        4.9794%          7.4573%
    2                14,000          2.6763%        7.7000%         42       9,959         4.9677%          7.7000%
    3                14,000          2.6822%        7.5339%         43       9,725         4.9565%          7.7000%
    4                14,000          2.7944%        7.7000%         44       9,497         4.9435%          7.2004%
    5                14,000          2.7973%        7.5300%         45       9,275         4.9580%          7.7000%
    6                14,000          2.8001%        7.7000%         46       9,058         5.0482%          7.4550%
    7                14,000          2.8028%        7.7000%         47       8,848         5.0339%          7.7000%
    8                14,000          2.8055%        7.1529%         48       8,643         5.0200%          7.4559%
    9                14,000          2.8101%        7.7000%         49       8,444         5.0057%          7.7000%
    10               14,000          2.9153%        7.5261%         50       8,250         4.9914%          7.7000%
    11               14,000          2.9174%        7.7000%         51       7,684         4.9886%          7.4570%
    12               14,000          2.9194%        7.5260%         52       7,109         4.9741%          7.7000%
    13               14,000          3.0530%        7.7000%         53       6,548         4.9604%          7.4579%
    14               14,000          3.0543%        7.7000%         54       6,003         4.9467%          7.7000%
    15               14,000          3.0576%        7.5214%         55       5,471         5.2592%          7.7000%
    16               14,000          3.1608%        7.7000%         56       4,953         5.3327%          6.8822%
    17               14,000          3.1616%        7.5179%         57       4,449         5.5702%          7.7000%
    18               14,000          3.1623%        7.7000%         58       3,957         5.6999%          7.4333%
    19               14,000          3.1631%        7.7000%         59       3,477         5.7210%          7.7000%
    20               14,000          3.1693%        7.1140%         60       3,009         5.6987%          7.4333%
    21               14,000          3.1720%        7.7000%         61       2,554         5.6763%          7.7000%
    22               14,000          3.5550%        7.5048%         62       2,109         5.6540%          7.7000%
    23               14,000          3.5533%        7.7000%         63       1,677         5.6317%          7.4356%
    24               14,000          3.5530%        7.5048%         64       1,255         5.6094%          7.7000%
    25               14,000          3.5518%        7.7000%         65        844          5.5871%          7.4370%
    26               14,000          3.5518%        7.7000%         66        443          5.5649%          7.7000%
    27               14,000          3.5519%        7.5049%         67         52          5.5427%          7.7000%
    28               14,000          3.7321%        7.7000%         68         0              -                -
    29               14,000          3.7319%        7.4989%
    30               14,000          3.7303%        7.7000%
    31               14,000          3.7292%        7.7000%
    32               14,000          3.7722%        7.0494%
    33               14,000          4.5186%        7.7000%
    34               14,000          4.7750%        7.4641%
    35               14,000          4.7746%        7.7000%
    36               14,000          4.7643%        7.4645%
    37               14,000          4.7555%        7.7000%
    38               10,964          4.7533%        7.7000%
    39               10,702          4.8843%        7.4605%
    40               10,448          4.9907%        7.7000%


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


                                            Interest Rate Cap Schedules (cont'd)

                                               Class I-B-2 Interest Rate Cap
                  Class I-B-2                                               Class I-B-2
                 Interest Rate                                             Interest Rate
    Period        Cap Notional      Strike %        Ceiling %     Period   Cap Notional    Strike %    Ceiling %
                  Balance ($)                                               Balance ($)
      1             12,240           4.6500%         7.4000%         41        9,140       4.8294%      7.3073%
      2             12,240           2.5263%         7.5500%         42        8,550       4.8177%      7.5500%
      3             12,240           2.5322%         7.3839%         43        7,973       4.8065%      7.5500%
      4             12,240           2.6444%         7.5500%         44        7,409       4.7935%      7.0504%
      5             12,240           2.6473%         7.3800%         45        6,858       4.8080%      7.5500%
      6             12,240           2.6501%         7.5500%         46        6,318       4.8982%      7.3050%
      7             12,240           2.6528%         7.5500%         47        5,789       4.8839%      7.5500%
      8             12,240           2.6555%         7.0029%         48        5,272       4.8700%      7.3059%
      9             12,240           2.6601%         7.5500%         49        4,766       4.8557%      7.5500%
      10            12,240           2.7653%         7.3761%         50        4,271       4.8414%      7.5500%
      11            12,240           2.7674%         7.5500%         51        4,163       4.8386%      7.3070%
      12            12,240           2.7694%         7.3760%         52        4,079       4.8241%      7.5500%
      13            12,240           2.9030%         7.5500%         53        3,995       4.8104%      7.3079%
      14            12,240           2.9043%         7.5500%         54        3,911       4.7967%      7.5500%
      15            12,240           2.9076%         7.3714%         55        3,826       5.1092%      7.5500%
      16            12,240           3.0108%         7.5500%         56        3,737       5.1827%      6.7322%
      17            12,240           3.0116%         7.3679%         57        3,646       5.4202%      7.5500%
      18            12,240           3.0123%         7.5500%         58        3,552       5.5499%      7.2833%
      19            12,240           3.0131%         7.5500%         59        3,456       5.5710%      7.5500%
      20            12,240           3.0193%         6.9640%         60        3,359       5.5487%      7.2833%
      21            12,240           3.0220%         7.5500%         61        3,262       5.5263%      7.5500%
      22            12,240           3.4050%         7.3548%         62        3,164       5.5040%      7.5500%
      23            12,240           3.4033%         7.5500%         63        3,066       5.4817%      7.2856%
      24            12,240           3.4030%         7.3548%         64        2,967       5.4594%      7.5500%
      25            12,240           3.4018%         7.5500%         65        2,868       5.4371%      7.2870%
      26            12,240           3.4018%         7.5500%         66        2,769       5.4149%      7.5500%
      27            12,240           3.4019%         7.3549%         67        2,669       5.3927%      7.5500%
      28            12,240           3.5821%         7.5500%         68        2,569       5.3705%      6.7120%
      29            12,240           3.5819%         7.3489%         69        2,469       5.3484%      7.5500%
      30            12,240           3.5803%         7.5500%         70        2,368       5.3394%      7.2903%
      31            12,240           3.5792%         7.5500%         71        2,266       5.3172%      7.5500%
      32            12,240           3.6222%         6.8994%         72        2,164       5.2951%      7.2918%
      33            12,240           4.3686%         7.5500%         73        2,062       5.2730%      7.5500%
      34            12,240           4.6250%         7.3141%         74        1,959       5.2509%      7.5500%
      35            12,240           4.6246%         7.5500%         75        1,856       5.2290%      7.2940%
      36            12,240           4.6143%         7.3145%         76        1,753       5.2070%      7.5500%
      37            12,240           4.6055%         7.5500%         77        1,649       5.1852%      7.2954%
      38            10,992           4.6033%         7.5500%         78        1,545       5.1634%      7.5500%
      39            10,361           4.7343%         7.3105%         79        1,440       5.1417%      7.5500%
      40             9,744           4.8407%         7.5500%         80        1,335       5.1200%      6.7389%



            Class I-B-2
           Interest Rate
  Period   Cap Notional    Strike %         Ceiling %
            Balance ($)
     81        1,230        5.0985%          7.5500%
     82        1,124        5.0885%          7.2987%
     83        1,018        5.0670%          7.5500%
     84         911         5.0455%          7.3001%
     85         804         5.0242%          7.5500%
     86         697         5.0030%          7.5500%
     87         589         4.9818%          7.3022%
     88         481         4.9608%          7.5500%
     89         372         4.9398%          7.3036%
     90         263         4.9190%          7.5500%
     91         154         4.8982%          7.5500%
     92         44          4.8776%          7.0446%
     93          0             -                -


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------
                                                   COLLATERAL STATISTICS
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                        DESCRIPTION OF THE TOTAL GROUP I COLLATERAL
--------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Summary
--------------------------------------------------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Collateral Selection Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans (except in the case of Debt-to-Income and FICO, which are determined at origination).


                                                                   Summary Statistics           Range (if applicable)
                                                                   ------------------           ---------------------

Number of Mortgage Loans:                                                1,419

Aggregate Current Principal Balance:                                $349,992,653.67          $28,274.26 - $1,227,520.42
Average Current Principal Balance:                                    $246,647.40

Aggregate Original Principal Balance:                               $350,949,603.00          $28,341.00 - $1,228,000.00
Average Original Principal Balance:                                   $247,321.78

Fully Amortizing Mortgage Loans:                                         99.96%
Interest Only Loans:                                                     56.29%

1st Lien:                                                               100.00%

Wtd. Avg. Gross Coupon:                                                  5.433%                   3.125% - 10.450%

Wtd. Avg. Original Term (months):                                         360                         180 - 480
Wtd. Avg. Remaining Term (months):                                        355                         160 - 473

Wtd. Avg. Margin (ARM Loans Only):                                       2.760%                   1.875% - 10.070%

Wtd. Avg. Maximum Mortgage Rate (ARM Loans Only):                       11.172%                   8.500% - 17.450%

Wtd. Avg. Minimum Mortgage Rate (ARM Loans Only):                        2.787%                   1.875% - 10.450%

Wtd. Avg. Original LTV:                                                  75.43%                   25.41% - 100.00%

Wtd. Avg. Borrower FICO:                                                  704                         532 - 817

Geographic Distribution (Top 5):                      CA                        49.82%

                                                      FL                         5.08%

                                                      AZ                         4.20%

                                                      WA                         4.16%

                                                      CO                         3.17%



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------



                                 Product Type

----------------------------------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL
                                              NUMBER OF         BALANCE          % OF PRINCIPAL       GROSS
                                               MORTGAGE        AS OF THE         BALANCE AS OF        COUPON                 OLTV
COLLATERAL TYPE                                 LOANS        CUT-OFF DATE       THE CUT-OFF DATE       (%)       FICO         (%)
----------------------------------------------------------------------------------------------------------------------------------
Fixed - 30 Yr                                     321         79,894,277.39               22.83        6.045      714        73.19
Fixed - 15/30 Balloon                               1            140,484.57                0.04        7.500      722        80.00
ARM - 2 Yr Fixed (6 Mo LIBOR)                     191         27,353,907.66                7.82        6.048      647        80.00
ARM - 2 Yr Fixed (1 Yr CMT)                        58          8,609,869.19                2.46        4.196      724        73.61
ARM - 3 Yr Fixed (6 Mo LIBOR)                      73         13,285,141.66                3.80        5.847      680        79.81
ARM - 3 Yr Fixed (1 Yr LIBOR)                      20          6,542,037.62                1.87        4.204      725        71.98
ARM - 3 Yr Fixed (1 Yr CMT)                         3            367,295.10                0.10        4.713      680        84.95
ARM - 5 Yr Fixed (6 Mo LIBOR)                      62         15,068,202.11                4.31        5.415      720        66.76
ARM - 5 Yr Fixed (1 Yr LIBOR)                      12          1,717,934.60                0.49        4.873      725        72.73
2 Yr IO - ARM - 2 Yr Fixed (6 Mo LIBOR)            49         10,584,248.10                3.02        5.947      653        80.70
3 Yr IO - ARM - 2 Yr Fixed (6 Mo LIBOR)             1            202,400.00                0.06        5.950      644        80.00
3 Yr IO - ARM - 3 Yr Fixed (6 Mo LIBOR)           188         55,866,266.23               15.96        5.338      699        77.75
3 Yr IO - ARM - 3 Yr Fixed (1 Yr LIBOR)            22          9,364,746.61                2.68        4.278      718        72.16
5 Yr IO - ARM - 6 Month LIBOR                     136         39,177,376.25               11.19        4.664      710        78.49
5 Yr IO - ARM - 2 Yr Fixed (6 Mo LIBOR)             4            733,474.02                0.21        5.026      721        74.14
5 Yr IO - ARM - 3 Yr Fixed (6 Mo LIBOR)             2            434,500.00                0.12        6.500      732        72.50
5 Yr IO - ARM - 5 Yr Fixed (6 Mo LIBOR)            96         30,938,240.00                8.84        5.687      707        76.82
5 Yr IO - ARM - 5 Yr Fixed (1 Yr LIBOR)            18          6,125,551.88                1.75        4.926      699        71.08
10 Yr IO - Fixed 30 Yr                             19          7,899,159.10                2.26        5.937      722        70.67
10 Yr IO - ARM - 2 Yr Fixed (6 Mo LIBOR)            2            338,750.00                0.10        4.688      705        77.51
10 Yr IO - ARM - 3 Yr Fixed (6 Mo LIBOR)           31          8,002,910.89                2.29        4.739      722        76.14
10 Yr IO - ARM - 5 Yr Fixed (1 Yr LIBOR)            1            192,000.00                0.05        4.750      755        80.00
10 Yr IO - ARM - 5 Yr Fixed (6 Mo LIBOR)          108         26,373,880.69                7.54        4.941      721        72.15
10 Yr IO - ARM - 6 Month LIBOR                      1            780,000.00                0.22        4.750      694        65.00
----------------------------------------------------------------------------------------------------------------------------------
Total:                                          1,419        349,992,653.67              100.00        5.433      704        75.43
----------------------------------------------------------------------------------------------------------------------------------

                                  Index Type

-------------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL
                                   NUMBER OF           BALANCE          % OF PRINCIPAL       GROSS
                                   MORTGAGE           AS OF THE         BALANCE AS OF        COUPON                 OLTV
INDEX TYPE                           LOANS           CUT-OFF DATE      THE CUT-OFF DATE       (%)       FICO        (%)
-------------------------------------------------------------------------------------------------------------------------------
Fixed Rate                               341          87,933,921.06            25.12          6.038     715        72.97
1 Year CMT                                61           8,977,164.29             2.56          4.217     722        74.08
6 Month LIBOR                            944         229,139,297.61            65.47          5.349     697        76.79
1 Year LIBOR                              73          23,942,270.71             6.84          4.470     716        71.94
-------------------------------------------------------------------------------------------------------------------------------
Total:                                 1,419         349,992,653.67           100.00          5.433     704        75.43
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 9

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


                               Original Balance

-----------------------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
RANGE OF                               NUMBER OF       BALANCE        % OF PRINCIPAL       GROSS
PRINCIPAL BALANCES                     MORTGAGE         AS OF         BALANCE AS OF        COUPON                           OLTV
AT ORIGINATION ($)                       LOANS       ORIGINATION        ORIGINATION         (%)              FICO           (%)
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         174       13,137,999.00         3.74             5.866             680            77.72
100,000.01 - 200,000.00                   537       80,454,361.00        22.92             5.642             696            78.41
200,000.01 - 300,000.00                   331       80,717,736.00        23.00             5.368             703            76.63
300,000.01 - 400,000.00                   162       56,201,771.00        16.01             5.264             713            73.29
400,000.01 - 500,000.00                   104       46,734,486.00        13.32             5.389             707            74.57
500,000.01 - 600,000.00                    54       29,995,050.00         8.55             5.232             718            72.76
600,000.01 - 700,000.00                    27       17,767,350.00         5.06             5.445             705            71.62
700,000.01 - 800,000.00                    15       11,310,950.00         3.22             5.526             694            76.62
800,000.01 - 900,000.00                     4        3,430,500.00         0.98             5.355             724            75.45
900,000.01 - 1,000,000.00                   9        8,791,400.00         2.51             5.372             687            69.53
1,000,000.01 - 1,500,000.00                 2        2,408,000.00         0.69             6.064             724            64.64
-----------------------------------------------------------------------------------------------------------------------------------
Total:                                  1,419      350,949,603.00       100.00             5.438             704            75.41
-----------------------------------------------------------------------------------------------------------------------------------



        *Based on the original balances of the Mortgage Loans.



                                Current Balance

----------------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL
RANGE OF PRINCIPAL                   NUMBER OF        BALANCE       % OF PRINCIPAL       GROSS
BALANCES AS OF THE                   MORTGAGE         AS OF THE       BALANCE AS OF       COUPON
CUT-OFF DATE ($)                       LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (%)      FICO      OLTV (%)
----------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                          175       13,104,367.02            3.74        5.848       680    77.62
100,000.01 - 200,000.00                    539       80,663,110.98           23.05        5.636       696    78.47
200,000.01 - 300,000.00                    329       80,224,097.65           22.92        5.360       703    76.52
300,000.01 - 400,000.00                    163       56,586,809.30           16.17        5.285       714    73.27
400,000.01 - 500,000.00                    102       45,832,521.38           13.10        5.376       706    74.81
500,000.01 - 600,000.00                     54       29,953,629.60            8.56        5.204       718    72.77
600,000.01 - 700,000.00                     27       17,742,834.71            5.07        5.444       705    71.62
700,000.01 - 800,000.00                     15       11,302,239.55            3.23        5.525       694    76.61
800,000.01 - 900,000.00                      4        3,422,189.19            0.98        5.353       724    75.45
900,000.01 - 1,000,000.00                    9        8,756,875.62            2.50        5.370       687    69.51
1,000,000.01 - 1,500,000.00                  2        2,403,978.67            0.69        6.064       724    64.64
----------------------------------------------------------------------------------------------------------------------------
Total:                                   1,419      349,992,653.67          100.00        5.433       704    75.43
----------------------------------------------------------------------------------------------------------------------------


                          Remaining Term to Maturity

----------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL
                                        NUMBER OF        BALANCE       % OF PRINCIPAL     GROSS
RANGE OF MONTHS                         MORTGAGE         AS OF THE       BALANCE AS OF    COUPON
REMAINING                                 LOANS        CUT-OFF DATE     THE CUT-OFF DATE   (%)      FICO      OLTV (%)
---------------------------------------------------------------------------------------------------------------------------
121 - 240                                   6           882,756.97             0.25       5.921      731        57.66
241 - 360                               1,412       348,903,102.93            99.69       5.433      704        75.47
361 or greater                              1           206,793.77             0.06       4.125      697        80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                  1,419       349,992,653.67           100.00       5.433      704        75.43
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 10

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

                                 Mortgage Rate

----------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL
                                    NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
RANGE OF CURRENT                     MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
MORTGAGE RATES (%)                    LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
----------------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                            11            3,268,418.86              0.93        3.337     733       74.39
3.501 - 4.000                            64           18,087,914.62              5.17        3.839     719       72.55
4.001 - 4.500                           141           35,142,362.13             10.04        4.365     721       72.07
4.501 - 5.000                           207           56,658,476.49             16.19        4.829     712       74.24
5.001 - 5.500                           253           68,037,602.36             19.44        5.352     705       75.73
5.501 - 6.000                           374           92,665,368.72             26.48        5.832     700       75.16
6.001 - 6.500                           254           58,587,330.25             16.74        6.268     697       77.41
6.501 - 7.000                            72           11,948,657.48              3.41        6.728     660       82.43
7.001 - 7.500                            20            3,433,513.99              0.98        7.228     661       81.55
7.501 - 8.000                            14            1,351,289.09              0.39        7.738     615       87.37
8.001 - 8.500                             8              766,937.68              0.22        8.209     608       85.78
10.001 - 10.500                           1               44,782.00              0.01       10.450     563       80.00
----------------------------------------------------------------------------------------------------------------------------
Total:                                1,419          349,992,653.67            100.00        5.433     704       75.43
----------------------------------------------------------------------------------------------------------------------------


                         Original Loan-to-Value Ratios

----------------------------------------------------------------------------------------------------------------------------
                                                     PRINCIPAL
RANGE OF ORIGINAL                 NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
LOAN-TO-VALUE RATIOS               MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
(%)                                 LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
--------------------------------------------------------------------------------------------------------------------------
<= 30.00                                   8          1,334,232.13               0.38         4.708    703        27.91
30.01 - 35.00                              9          2,831,674.10               0.81         5.129    762        32.83
35.01 - 40.00                             10          3,058,842.84               0.87         5.740    765        38.09
40.01 - 45.00                             12          3,349,250.97               0.96         4.950    746        43.50
45.01 - 50.00                             23          6,402,106.93               1.83         5.104    735        48.04
50.01 - 55.00                             17          6,010,666.54               1.72         5.365    717        52.71
55.01 - 60.00                             34         11,032,243.25               3.15         5.253    704        58.63
60.01 - 65.00                             58         17,543,640.77               5.01         5.189    721        63.64
65.01 - 70.00                             86         23,807,188.25               6.80         5.260    707        68.56
70.01 - 75.00                            121         36,289,532.94              10.37         5.358    693        73.69
75.01 - 80.00                            860        207,942,015.75              59.41         5.445    702        79.72
80.01 - 85.00                             32          5,627,568.41               1.61         5.743    685        84.19
85.01 - 90.00                             95         15,793,532.81               4.51         6.025    685        89.33
90.01 - 95.00                             51          8,389,567.95               2.40         5.977    699        94.80
95.01 - 100.00                             3            580,590.03               0.17         5.504    693        96.47
----------------------------------------------------------------------------------------------------------------------------
Total:                                 1,419        349,992,653.67             100.00         5.433    704        75.43
----------------------------------------------------------------------------------------------------------------------------


                           FICO Score at Origination

-----------------------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL
                                     NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
                                      MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
RANGE OF FICO SCORES                   LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
-----------------------------------------------------------------------------------------------------------------------------
526 - 550                                  2            262,255.47              0.07         8.036     538        72.17
551 - 575                                  7          1,274,019.22              0.36         6.119     562        82.51
576 - 600                                 41          4,996,944.88              1.43         6.563     591        81.69
601 - 625                                 73         11,896,892.13              3.40         5.914     616        78.36
626 - 650                                123         23,828,727.00              6.81         5.802     639        78.21
651 - 675                                197         50,886,892.42             14.54         5.445     665        76.54
676 - 700                                285         79,809,611.39             22.80         5.461     688        75.98
701 - 725                                258         66,721,048.56             19.06         5.369     713        75.79
726 - 750                                177         45,914,245.89             13.12         5.350     737        75.61
751 - 775                                152         37,742,645.64             10.78         5.186     762        73.50
776 - 800                                 94         22,964,196.10              6.56         5.180     785        68.26
801 - 825                                 10          3,695,174.97              1.06         5.057     806        65.41
-----------------------------------------------------------------------------------------------------------------------------
Total:                                 1,419        349,992,653.67            100.00         5.433     704        75.43
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 11

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

                            Geographic Distribution

-----------------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                   NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
                                    MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
STATE                                LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
-----------------------------------------------------------------------------------------------------------------------------
California                            523            174,376,614.94             49.82         5.316     710        73.22
Florida                                92             17,790,035.37              5.08         5.542     706        77.75
Arizona                                83             14,701,645.23              4.20         5.290     700        79.26
Washington                             67             14,571,156.62              4.16         5.489     691        77.86
Colorado                               48             11,082,065.98              3.17         5.626     691        78.20
Illinois                               55             10,602,901.99              3.03         5.862     694        77.88
Texas                                  56              9,785,161.51              2.80         5.626     700        78.56
Nevada                                 33              8,532,358.84              2.44         5.241     707        77.81
Georgia                                33              8,214,879.24              2.35         5.174     700        74.61
Minnesota                              40              7,627,994.13              2.18         5.571     689        80.41
Other                                 389             72,707,839.82             20.77         5.624     696        76.98
-----------------------------------------------------------------------------------------------------------------------------
Total:                              1,419            349,992,653.67            100.00         5.433     704        75.43
-----------------------------------------------------------------------------------------------------------------------------


                               Occupancy Status

-------------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL
                                    NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
                                     MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
OCCUPANCY STATUS*                     LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
----------------------------------------------------------------------------------------------------------------------------
Primary                              1,275           321,759,708.53            91.93         5.432     702        75.93
Investment                             118            22,066,776.20             6.30         5.411     720        69.18
Second Home                             26             6,166,168.94             1.76         5.548     728        71.33
-------------------------------------------------------------------------------------------------------------------------------
Total:                               1,419           349,992,653.67           100.00         5.433     704        75.43
-------------------------------------------------------------------------------------------------------------------------------

*Based on mortgagor representation at origination.

                              Documentation Type

-----------------------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL
                                     NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
INCOME                                MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
DOCUMENTATION                          LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
-----------------------------------------------------------------------------------------------------------------------------
Full/Alt                              537            111,033,530.89             31.72         5.317     691        76.94
Limited                               321            100,137,622.43             28.61         5.372     709        74.35
No Ratio                              189             45,060,228.28             12.87         5.503     704        78.71
Stated Documentation                  158             37,549,192.97             10.73         5.688     716        72.96
No Documentation                      117             29,512,954.38              8.43         5.673     713        68.56
No Income Verifier                     90             25,377,305.39              7.25         5.397     705        78.45
Lite                                    7              1,321,819.33              0.38         5.516     703        83.72
-----------------------------------------------------------------------------------------------------------------------------
Total:                              1,419            349,992,653.67            100.00         5.433     704        75.43
-----------------------------------------------------------------------------------------------------------------------------

                                 Loan Purpose

-----------------------------------------------------------------------------------------------------------------------------
                                                      PRINCIPAL
                                   NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
                                    MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
PURPOSE                              LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
-----------------------------------------------------------------------------------------------------------------------------
Purchase                              716            166,973,713.39             47.71         5.480     708        79.70
Refinance - Cashout                   403            105,279,724.99             30.08         5.491     698        70.73
Refinance - Rate Term                 300             77,739,215.29             22.21         5.253     701        72.62
-----------------------------------------------------------------------------------------------------------------------------
Total:                              1,419            349,992,653.67            100.00         5.433     704        75.43
-----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 12

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

                                 Property Type

----------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                      NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
                                       MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
PROPERTY TYPE                           LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                951          228,952,560.20             65.42         5.510     701        75.22
Planned Unit Development               286           77,272,060.10             22.08         5.208     705        76.89
Condominium                            137           30,197,363.84              8.63         5.348     710        77.83
2-4 Family                              42           13,197,888.65              3.77         5.603     722        64.87
Townhouse                                3              372,780.88              0.11         5.577     686        75.99
----------------------------------------------------------------------------------------------------------------------------
Total:                               1,419          349,992,653.67            100.00         5.433     704        75.43
----------------------------------------------------------------------------------------------------------------------------


                            Prepayment Charge Term

----------------------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL
PREPAYMENT CHARGE                    NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
TERM AT ORIGINATION                   MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
(MOS.)                                 LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
----------------------------------------------------------------------------------------------------------------------------
0                                       732         183,389,589.67             52.40         5.514     708        76.20
6                                        10           3,412,574.59              0.98         5.308     734        65.14
7                                        20           6,817,786.21              1.95         4.739     705        72.49
8                                        35          10,114,144.04              2.89         4.656     749        57.35
12                                       44           9,615,909.61              2.75         5.616     699        72.18
18                                        1             309,236.11              0.09         4.875     660        25.83
24                                      165          27,109,537.20              7.75         5.876     652        79.56
30                                        3             955,086.65              0.27         5.145     683        80.00
36                                      314          81,672,205.29             23.34         5.266     699        76.78
60                                       95          26,596,584.30              7.60         5.379     723        72.28
----------------------------------------------------------------------------------------------------------------------------
Total:                                1,419         349,992,653.67            100.00         5.433     704        75.43
----------------------------------------------------------------------------------------------------------------------------


                              Conforming Balance

----------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                      NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
                                       MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
CONFORMING BALANCE                      LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
----------------------------------------------------------------------------------------------------------------------------
Non-Conforming Balance                   292        148,472,099.51             42.42         5.369     708        73.89
Conforming Balance                     1,127        201,520,554.16             57.58         5.480     701        76.56
----------------------------------------------------------------------------------------------------------------------------
Total:                                 1,419        349,992,653.67            100            5.433     704        75.43
----------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 13

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


              Maximum Mortgage Rates of the Adjustable-Rate Loans

------------------------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL
                                     NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
RANGE OF MAXIMUM                      MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
MORTGAGE RATES (%)                     LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
------------------------------------------------------------------------------------------------------------------------------
8.001 - 8.500                             1              354,000.00              0.14         5.500     611        70.80
8.501 - 9.000                             4            1,627,781.59              0.62         3.729     719        64.70
9.001 - 9.500                            21            6,381,771.59              2.44         4.016     720        76.94
9.501 - 10.000                           59           16,875,980.65              6.44         4.262     720        72.35
10.001 - 10.500                         131           32,932,912.05             12.57         4.754     720        71.28
10.501 - 11.000                         334           92,890,887.63             35.45         4.954     710        75.78
11.001 - 11.500                         176           47,716,188.39             18.21         5.539     702        77.29
11.501 - 12.000                         114           27,728,365.82             10.58         5.849     694        78.64
12.001 - 12.500                          39            7,130,611.54              2.72         6.046     668        79.56
12.501 - 13.000                          87           13,708,170.55              5.23         5.873     648        81.00
13.001 - 13.500                          46            7,096,178.48              2.71         6.217     634        80.83
13.501 - 14.000                          39            4,698,060.30              1.79         6.744     626        81.74
14.001 - 14.500                          11            1,456,576.61              0.56         7.281     625        86.05
14.501 - 15.000                           7              649,527.73              0.25         7.705     576        84.56
15.001 - 15.500                           8              766,937.68              0.29         8.209     608        85.78
17.001 - 17.500                           1               44,782.00              0.02        10.450     563        80.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                1,078          262,058,732.61            100.00         5.230     700        76.25
------------------------------------------------------------------------------------------------------------------------------

              Minimum Mortgage Rates of the Adjustable-Rate Loans

------------------------------------------------------------------------------------------------------------------------------
                                                         PRINCIPAL
                                      NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
RANGE OF MINIMUM                       MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
MORTGAGE RATES (%)                      LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
------------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                           141           41,249,462.70             15.74         4.611     711        78.22
2.001 - 2.500                           570          156,978,482.46             59.90         5.233     709        74.74
2.501 - 3.000                           109           23,154,688.91              8.84         4.734     716        75.01
3.001 - 3.500                            19            4,272,059.27              1.63         5.943     693        80.59
3.501 - 4.000                             7              975,335.60              0.37         6.642     714        79.85
4.001 - 4.500                             8            1,844,999.12              0.70         5.936     654        79.73
4.501 - 5.000                            11            2,425,218.43              0.93         5.880     639        78.54
5.001 - 5.500                            20            3,051,333.76              1.16         5.302     621        80.30
5.501 - 6.000                            81           13,114,641.03              5.00         5.796     647        80.47
6.001 - 6.500                            47            7,466,162.28              2.85         6.255     639        80.22
6.501 - 7.000                            38            4,608,525.03              1.76         6.727     625        81.77
7.001 - 7.500                            11            1,456,576.61              0.56         7.281     625        86.05
7.501 - 8.000                             7              649,527.73              0.25         7.705     576        84.56
8.001 - 8.500                             8              766,937.68              0.29         8.209     608        85.78
10.001 >=                                 1               44,782.00              0.02        10.450     563        80.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                1,078          262,058,732.61            100.00         5.230     700        76.25
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 14

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------


                  Gross Margins of the Adjustable-Rate Loans

-----------------------------------------------------------------------------------------------------------------------------
                                                        PRINCIPAL
                                     NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
RANGE OF GROSS                        MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
MARGINS (%)                            LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
-----------------------------------------------------------------------------------------------------------------------------
1.501 - 2.000                         141             41,249,462.70             15.74         4.611     711        78.22
2.001 - 2.500                         572            157,697,650.33             60.18         5.235     709        74.78
2.501 - 3.000                         108             22,723,521.04              8.67         4.711     716        74.85
3.001 - 3.500                          18              3,984,059.27              1.52         6.002     690        80.64
3.501 - 4.000                           7                975,335.60              0.37         6.642     714        79.85
4.001 - 4.500                          11              2,349,142.35              0.90         5.658     651        79.05
4.501 - 5.000                          16              3,211,538.86              1.23         5.960     647        79.59
5.001 - 5.500                          30              5,287,575.03              2.02         5.495     647        80.94
5.501 - 6.000                          86             13,531,550.46              5.16         5.925     643        80.46
6.001 - 6.500                          40              5,572,358.84              2.13         6.461     623        80.00
6.501 - 7.000                          25              3,199,667.13              1.22         6.877     623        83.17
7.001 - 7.500                          11              1,123,604.10              0.43         7.446     610        85.55
7.501 - 8.000                           8                838,820.58              0.32         8.000     588        84.17
8.001 - 8.500                           4                269,664.32              0.10         8.395     620        85.81
10.001 - 10.500                         1                 44,782.00              0.02        10.450     563        80.00
-----------------------------------------------------------------------------------------------------------------------------
Total:                              1,078            262,058,732.61            100.00         5.230     700        76.25
-----------------------------------------------------------------------------------------------------------------------------


                            Months to Next Adjustment Date of the Adjustable-Rate Loans

-------------------------------------------------------------------------------------------------------------------------------
                                                       PRINCIPAL
                                    NUMBER OF         BALANCE            % OF PRINCIPAL       GROSS
MONTHS TO NEXT                      MORTGAGE         AS OF THE          BALANCE AS OF      COUPON               OLTV
ADJUSTMENT                            LOANS          CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
-------------------------------------------------------------------------------------------------------------------------------
0 - 5                                  145              40,418,986.23            15.42          4.639    709       78.14
6 - 11                                  20               3,340,537.41             1.27          4.821    710       70.50
12 - 17                                 35               5,732,806.52             2.19          4.813    711       76.27
18 - 23                                244              38,448,196.39            14.67          5.907    652       80.16
24 - 29                                 21               5,368,024.77             2.05          5.605    679       78.52
30 - 35                                316              88,334,372.01            33.71          5.150    704       76.82
48 - 53                                 53              15,282,810.16             5.83          5.668    707       73.35
54 - 59                                244              65,132,999.12            24.85          5.230    716       72.78
-------------------------------------------------------------------------------------------------------------------------------
Total:                               1,078             262,058,732.61           100.00          5.230    700       76.25
-------------------------------------------------------------------------------------------------------------------------------


                                 Initial Periodic Rate Cap of the Adjustable-Rate Loans

--------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                     NUMBER OF           BALANCE            % OF PRINCIPAL       GROSS
INITIAL PERIODIC                      MORTGAGE           AS OF THE          BALANCE AS OF      COUPON               OLTV
CAP (%)                                LOANS            CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
--------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                         136               39,782,876.26             15.18         4.662     710        78.26
1.501 - 2.000                          59               19,574,453.24              7.47         4.360     719        71.30
2.501 - 3.000                         319               55,810,197.34             21.30         5.817     660        79.12
4.501 - 5.000                         312               93,007,911.02             35.49         5.531     702        77.95
5.501 - 6.000                         246               52,952,327.90             20.21         4.819     724        70.51
6.501 - 7.000                           5                  756,466.86              0.29         6.101     668        81.62
11.501 - 12.000                         1                  174,499.99              0.07         5.500     658        69.80
--------------------------------------------------------------------------------------------------------------------------------
Total:                              1,078              262,058,732.61            100.00         5.230     700        76.25
--------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof.
Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------
                                    Page 15

------------------------------------------------------------------------------
MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
------------------------------------------------------------------------------

                   Periodic Cap of the Adjustable-Rate Loans

--------------------------------------------------------------------------------------------------------------------------------
                                                          PRINCIPAL
                                 NUMBER OF               BALANCE            % OF PRINCIPAL       GROSS
PERIODIC                          MORTGAGE               AS OF THE          BALANCE AS OF      COUPON               OLTV
CAP (%)                            LOANS                CUT-OFF DATE      THE CUT-OFF DATE       (%)     FICO        (%)
--------------------------------------------------------------------------------------------------------------------------------
0.501 - 1.000                     767                  188,410,984.55            71.90         5.434    691          78.34
1.501 - 2.000                     310                   73,491,361.80            28.04         4.703    722          70.88
5.501 - 6.000                       1                      156,386.26             0.06         7.125    740          90.00
--------------------------------------------------------------------------------------------------------------------------------
Total:                          1,078                  262,058,732.61           100.00         5.230    700          76.25
--------------------------------------------------------------------------------------------------------------------------------



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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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

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MORGAN STANLEY                                                    July 6, 2004
Securitized Products Group      [LOGO OMITTED]
                                Morgan Stanley
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                    FOR ADDITIONAL INFORMATION PLEASE CALL:


                                                Morgan Stanley
             Structured Finance
             Valerie Kay                        (212) 761-2162
             Lydia Foo                          (212) 761-1297
             Parichart Thepvongs                (212) 761-7495
             Forchi Chen                        (212) 761-2154

             Capital Markets/Trading
             Rick Onkey                         (212) 761-2122
             Jay Hallik                         (212) 761-2252
             Vanessa Vanacker                   (212) 761-2016
             Brian Hartmann                     (212) 761-1447








                            Rating Agency Contacts

             Standard & Poor's
             Connor Kelly                       (212) 438-2448

             Moody's
             Joseph Grohotolski                 (212) 553-4619


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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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                                    Page 16